                                 SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

 [X] Filed by the Registrant

 [_] Filed by a Party other than the Registrant

Check the appropriate box:

 [X] Preliminary Proxy Statement     [_] Confidential, for Use of the
                                         Commission Only (as permitted
                                         by Rule 14a-6(e)(2))


 [_] Definitive Proxy Statement

 [_] Definitive Additional Materials

 [_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                 LHS GROUP INC.
                  (Name of Registrant as Specified in Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 [X] No fee required.

 [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

 [_] Fee paid previously with preliminary materials.

 [_] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement no.:

     (3)  Filing Party:

     (4)  Date Filed:

                                 LHS GROUP INC.



                                   NOTICE OF
                              1998 ANNUAL MEETING
                                      AND
                                PROXY STATEMENT

                          [LHS GROUP INC. LETTERHEAD]


                               April _____, 1998


Dear Stockholder:

     On behalf of the Board of Directors and management of LHS Group Inc. (the "Company"), I cordially invite you to the 1998 Annual Meeting of Stockholders to be held on Tuesday, May 26, 1998 at 9:00 a.m. at The Westin Atlanta North at Perimeter, Seven Concourse Parkway, Atlanta, Georgia.

     At the Annual Meeting, stockholders will be asked to: (a) elect two directors in Class I to serve until the 2001 Annual Meeting of Stockholders, or until their successors are duly elected and qualified; (b) approve a proposal to amend the Company's Stock Incentive Plan to, among other things, increase the number of shares of Common Stock available for issuance under the plan from 4,000,000 to 8,000,000; (c) approve a proposal to adopt a qualified employee stock purchase plan; (d) approve a proposal to amend the Certificate of Incorporation of the Company to increase the number of shares of Common Stock of the Company authorized for issuance from 40,000,000 to 200,000,000; and (e) ratify the appointment of independent accountants. All these matters are fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

     It is important that your stock be represented at the meeting regardless of the number of shares you hold. You are encouraged to specify your voting preferences by so marking the enclosed proxy card. Please then sign and date the proxy card and return it in the enclosed envelope whether or not you plan to attend the meeting. If you do attend and wish to vote in person, you may revoke your proxy at the meeting.

     If you plan to attend the meeting, please check the card in the space provided. This will assist us with meeting preparations and will enable us to expedite your admittance. If your shares are not registered in your own name and you would like to attend the meeting, please ask the broker, trust, bank or other nominee which holds the shares to provide you with evidence of your share ownership, which will enable you to gain admission to the meeting.


                                                  Sincerely,



                                                  Hartmut Lademacher
                                                  Chairman of the Board
                                                  and Chief Executive Officer

                                LHS GROUP INC.
                             SIX CONCOURSE PARKWAY
                                  SUITE 2700
                            ATLANTA, GEORGIA  30328

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 26, 1998

     NOTICE HEREBY IS GIVEN that the 1998 Annual Meeting of Stockholders of LHS Group Inc., a Delaware corporation (the "Company"), will be held at The Westin Atlanta North at Perimeter, Seven Concourse Parkway, Atlanta, Georgia on Tuesday, May 26, 1998 at 9:00 a.m., local time for the purposes of:

     1. Electing two directors in Class I to serve until the 2001 Annual Meeting of Stockholders;

     2. Amending the Company's Incentive Stock Plan to, among other things, increase the number of shares of Common Stock available for issuance thereunder from 4,000,000 to 8,000,000.

     3.   Adopting the 1998 Qualified Employee Stock Purchase Plan;


     4. Amending the Certificate of Incorporation of the Company to increase the number of shares of Common Stock of the Company authorized for issuance from 40,000,000 to 200,000,000;

     5. Ratifying the appointment of Ernst & Young LLP as independent accountants of the Company for the fiscal year ending December 31, 1998; and

     6. Transacting such other business as properly may come before the Annual Meeting or any adjournments thereof.

     Information relating to the foregoing matters is set forth in the attached Proxy Statement. Only stockholders of record at the close of business on April 3, 1998 are entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof. The transfer books will not be closed. A complete list of stockholders entitled to vote at the Annual Meeting will be made available for inspection by stockholders at the offices of the Company during the ten days prior to the Annual Meeting.

                                    By Order of the Board of Directors.

                                    Dr. Wolf J. Gaede
                                    Secretary
Atlanta, Georgia
April __, 1998

PLEASE READ THE ATTACHED PROXY STATEMENT AND PROMPTLY COMPLETE, EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. YOU CAN SPARE YOUR COMPANY THE EXPENSE OF FURTHER PROXY SOLICITATION BY RETURNING YOUR PROXY CARD PROMPTLY. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE THE PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

                                LHS GROUP INC.
                                 ____________

                                PROXY STATEMENT
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 26, 1998
                                 _____________

     This Proxy Statement is being furnished to the stockholders of LHS Group Inc. ("LHS" or the "Company"), a Delaware corporation, in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 1998 Annual Meeting of Stockholders of the Company and at any adjournments thereof (the "Annual Meeting"). The Annual Meeting will be held on Tuesday, May 26, 1998 at 9:00 a.m., local time, at The Westin Atlanta North at Perimeter, Seven Concourse Parkway, Atlanta, Georgia.

     The approximate date on which this Proxy Statement and the accompanying proxy card are first being sent or given to stockholders is April ___, 1998.

                                     VOTING
GENERAL

     The securities that can be voted at the Annual Meeting consist of Common Stock of the Company, $.01 par value per share (the "Common Stock"). Holders of Common Stock are entitled to cast one vote for each share held on the record date on each matter submitted to the stockholders at the Annual Meeting.

     The record date for the determination of stockholders who are entitled to receive notice of and to vote at the Annual Meeting has been fixed by the Board of Directors as the close of business on April 3, 1998. On the record date, 25,780,153 shares of Common Stock were outstanding and eligible to be voted at the Annual Meeting.

QUORUM AND VOTE REQUIRED

     The presence of a majority of the outstanding shares of the Company's Common Stock entitled to vote, present in person or represented by proxy, is necessary to constitute a quorum at the Annual Meeting. Votes withheld from any nominee and abstentions are counted as present or represented and entitled to vote for purposes of determining the presence or absence of a quorum at the Annual Meeting, but broker "non-votes" are not counted. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on a proposal but is not entitled to vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner with regard to such other proposal.

     In accordance with Delaware law (under which the Company is organized) and the Company's Bylaws, directors will be elected by a plurality of the votes cast at the Annual Meeting by the holders of Common Stock entitled to vote in the election (Proposal 1), provided a quorum is present. As a result, shares that are withheld from voting on the proposal and any broker non-votes will not be included in the vote totals and will have no effect. With regard to each of Proposals 2, 3 and 5, the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required for approval. Abstentions are included in the number of shares present or represented and entitled to vote on each proposal, but broker non-votes are not so included. As a result, shares that are abstained from voting on Proposals 2, 3 and 5 will have the same effect as a vote against the proposal, but broker non-votes will have no effect. The affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote is required to approve the proposal to amend the Certificate of Incorporation (Proposal 4). As a result shares that are abstained from voting on Proposal 4 will have the same effect as a vote against the proposal, but broker non-votes will not be included in the vote totals and will have no effect.

PROXIES

     The accompanying proxy card is for use at the Annual Meeting if a stockholder is unable to attend in person or is able to attend but does not wish to vote in person. Stockholders should specify their choices with regard to each proposal on the enclosed proxy card. All properly executed and dated proxy cards delivered by stockholders to the Company in time to be voted at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions given. If no specific instructions are given, the shares represented by a signed and dated proxy card will be voted "FOR" the election of the two director nominees named in Proposal 1 and "FOR" each of Proposals 2, 3, 4 and 5. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting.

     The giving of a proxy does not affect the right to vote in person should the stockholder attend the Annual Meeting. Any stockholder who has given a proxy has the power to revoke it at any time before it is voted by giving written notice of revocation to Dr. Wolf J. Gaede, the Secretary of the Company, at Six Concourse Parkway, Suite 2700, Atlanta, Georgia 30328, by executing and delivering to Dr. Gaede a proxy card bearing a later date, or by voting in person at the Annual Meeting. If a stockholder is not attending the Annual Meeting, any proxy or notice should be returned in time for receipt no later than the close of business on the day preceding the Annual Meeting.

     In addition to soliciting proxies directly, the Company has requested brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by them. The Company also may solicit proxies through its directors, officers and employees in person and by telephone and facsimile, without payment of additional compensation to such persons. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

                                STOCK OWNERSHIP

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 1, 1998, by (a) each person who is known by the Company to own more than 5% of the Company's Common Stock,
(b) each director and nominee for director, (c) each executive officer named in the Summary Compensation Table herein and (d) all directors and executives officers as a group.


NAME AND ADDRESS                                                                          SHARES               PERCENT
----------------                                                                       BENEFICIALLY           OF CLASS
OF BENEFICIAL OWNER                                                                     OWNED/(1)/          OWNED/(1)(2)/
-------------------                                                                     -----               -----
5% Stockholders
---------------
General Atlantic Partners, LLC /(3)/..............................................       5,905,810          22.9%
Dr. Rainer Zimmermann /(4)/.......................................................       1,463,903           5.7%

Directors
---------
Hartmut Lademacher/ (5)/..........................................................      12,194,946          47.2%
William O. Grabe /(3) (6)/........................................................       5,961,810          23.0%
William E. Ford /(3) (7)/.........................................................       5,960,810          23.0%
Dr. Wolf Gaede /(8)/..............................................................         156,519            *
Jerry W. Braxton (9)..............................................................          47,681            *
Ulf Bohla /(5)/...................................................................          50,000            *
George F. Schmitt /(10)/..........................................................          43,000            *

Other Named Executive Officers
------------------------------
Dr. Joachim Hertel /(11)/.........................................................       2,965,863          11.5%
Erik Froberg/ (12)/...............................................................          50,000            *

All executive officers and directors as a group (11 persons)/ (13)/...............      16,712,621          64.1%

__________________
*    Less than one percent (1%).
(1) The persons and entities named in the table have sole voting and investment power with regard to all shares shown as beneficially owned by them, except as noted below. Information is as of March 1, 1998 unless otherwise indicated. Pursuant to the rules of the Securities and Exchange Commission, the number of shares of Common Stock beneficially owned by a specified person or group includes shares issuable pursuant to convertible securities, warrants and options held by such person or group which may be converted or exercised within 60 days after March 1, 1998. Such shares are deemed to be outstanding for the purpose of computing the percentage of the class beneficially owned by such person or group but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person or group.
(2)  Based on 25,756,010 shares of Common Stock outstanding as of March 1, 1998.
(3) Includes (a) 3,573,016 shares of Common Stock held by General Atlantic Partners 23, L.P. ("GAP 23"), (b) 1,476,014 shares of Common Stock held by General Atlantic Partners 31, L.P. ("GAP 31"), and (c) 856,780 shares of Common Stock owned by GAP Coinvestment Partners, L.P. ("GAP Coinvestment"). As of December 31, 1997, the general partner of GAP 31 and GAP 23 was General Atlantic Partners, LLC ("GAP LLC"). The managing members of GAP LLC are Steven Denning, David C. Hodgson, Stephen P. Reynolds, J. Michael Cline, William O. Grabe and William E. Ford. The managing members of GAP LLC are the general partners of GAP Coinvestment. Messrs. Ford and Grabe, directors of the Company, are managing members of GAP LLC and general partners of GAP Coinvestment. Mr. Ford and Mr. Grabe disclaim beneficial ownership of shares owned by GAP 31, GAP 23, and GAP Coinvestment, except to the extent of their respective pecuniary interests therein. The address for GAP 31, GAP 23, GAP Coinvestment, GAP LLC, Mr. Ford and Mr. Grabe is: c/o General Atlantic Service Corporation, Three Pickwick Plaza, Greenwich, CT 06830.
(4) Includes options to purchase 2,343 shares of Common Stock. The address of Dr. Zimmermann is LH Specifications GmbH, Theodor-Heuss-Ring 52, 63128 Dietzenbach, Germany.
(5) Includes (a) options to purchase 48,906 shares of Common Stock and (b) 8,906,040 shares, the beneficial holders of which have granted to Mr. Lademacher the right to vote such shares in his discretion. The voting rights expire on December 31, 1999. The address of Mr. Lademacher is LHS Group Inc., Six Concourse Parkway, Suite 2700, Atlanta, Georgia 30328.
(6) Includes 50,000 restricted shares of Common Stock and 3,000 shares of Common Stock held by each of Mr. Grabe's two minor children.
(7)  Includes options to purchase 50,000 shares of Common Stock.
(8)  Includes options to purchase 46,519 shares of Common Stock.
(9)  Includes options to purchase 45,681 shares of Common Stock.
(10) Includes options to purchase 37,500 shares of Common Stock.
(11) Includes options to purchase 2,343 shares of Common Stock. The address of Dr. Hertel is LHS Group Inc., Six Concourse Parkway, Suite 2700, Atlanta, Georgia 30328.
(12) Consists of options to purchase shares of Common Stock.
(13) Includes options to purchase 330,949 shares of Common Stock.

                       PROPOSAL 1 __ ELECTION OF DIRECTORS

NOMINEES

     Pursuant to the Company's Certificate of Incorporation and Bylaws, the authorized number of directors of the Company is seven, and the Board is divided into three classes as nearly equal in number as possible. The directors in each class are elected by the stockholders for a term of three years and until their successors are elected and qualified. The term of office of one of the classes of directors expires each year at the Annual Meeting of Stockholders, and a new class of directors is elected by the stockholders each year at that time.

     At the Annual Meeting, the terms of two directors, Ulf Bohla and Jerry W. Braxton, will expire, and the Board of Directors has nominated each of these individuals to stand for re-election as directors at the Annual Meeting. If elected by the stockholders, each of the nominees will serve as directors in Class I for a three-year term which will expire at the Annual Meeting of Stockholders in 2001. If either of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees (in which case the persons named as proxies on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located and nominated, or by resolution provide for a lesser number of directors.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR
                                                                          ---
THE PROPOSAL TO RE-ELECT ULF BOHLA AND JERRY W. BRAXTON AS DIRECTORS OF THE COMPANY FOR A THREE-YEAR TERM EXPIRING AT THE ANNUAL MEETING OF STOCKHOLDERS IN 2001 AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED.

INFORMATION REGARDING NOMINEES AND CONTINUING DIRECTORS

     The following table sets forth certain information regarding the two nominees for director and the five incumbent directors whose terms as directors will continue following the Annual Meeting.

     CLASS I DIRECTORS NOMINATED TO SERVE UNTIL THE 2001 ANNUAL MEETING OF STOCKHOLDERS

Ulf Bohla                Mr. Bohla, age 54, has been a director of the Company
                         since December 1995. He has been Chief Executive
                         Officer of Vebacom GmbH, a telecommunications service provider, since July 1994. He was General Manager of
                         Telecommunications and Vice President of International
                         Marketing Operations for IBM Deutschland from 1970 to
                         1994. While with IBM, Mr. Bohla also acted as Director of the North German Region.

Jerry W. Braxton         Mr. Braxton, age 51, has served as the Company's
                         Executive Vice President, Chief Financial Officer and
                         Treasurer since August 1996 and as a director of the Company since September 1996. Before joining LHS, Mr.
                         Braxton served as Chief Financial Officer of National
                         Data Corporation, a provider of transaction processing services and software applications systems, from 1992 to 1996. From 1976 to 1992, Mr. Braxton was employed by
                         Contel Corporation, a telecommunications services provider, where he last served as Vice
                         President/Controller and Treasurer.

   CLASS II DIRECTORS TO SERVE UNTIL THE 1999 ANNUAL MEETING OF STOCKHOLDERS

William O. Grabe         Mr. Grabe, age 59, has been a director of the Company
                         since December 1995. Mr. Grabe is a managing member of GAP LLC and has been with GAP LLC since April 1992.
                         Prior to April 1992, Mr. Grabe was Corporate Vice
                         President and General Manager, Marketing & Services for
                         IBM US. Mr. Grabe is a director of Compuware
                         Corporation, Marcam Solutions, Inc., Baan Company N.V and Coda Group Plc., all of which are software companies, and is also a director of Gartner Group, an information technology consulting company. He is also a director of a number of privately held software companies.

George F. Schmitt        Mr. Schmitt, age 54, has been a director of the Company
                         since October 1996. He has served as President and as a member of the Board of Directors of Omnipoint
                         Communications, Inc., a PCS carrier, since October
                         1995. From November 1994 to September 1995, Mr. Schmitt was President and Chief Executive Officer of PCS
                         PrimeCo L.P., a PCS services provider formed by AirTouch Communications, Bell Atlantic, NYNEX and U.S.
                         West. From November 1993 to November 1994, Mr. Schmitt was Executive Vice President of International
                         Operations of AirTouch Communications. From January
                         1990 to March 1994, he served as Vice President of Pacific Telesis Group, a predecessor of AirTouch
                         Communications. Mr. Schmitt is also a director of Objective Systems Integrators, Inc. and Telesoft partners.

  CLASS III DIRECTORS TO SERVE UNTIL THE 2000 ANNUAL MEETING OF STOCKHOLDERS

William E. Ford          Mr. Ford, age 36, has been a director of the Company
                         since December 1995. Mr. Ford is a managing member of GAP LLC and has been with GAP LLC since July 1991. From
                         August 1987 to July 1991, Mr. Ford was an associate with Morgan Stanley & Co. Incorporated. Mr. Ford is also a director of E* Trade Group, an electronic discount brokerage company, Envoy Corporation, a health insurance claims processing company, and GT
                         Interactive, Mapics, Inc., and SS&C Technologies, all of which are software companies.

Dr. Wolf J. Gaede        Dr. Gaede, age 41, has served as Executive Vice
                         President, General Counsel and Secretary of the Company since January 1997 and as a director of the Company since September 1996. From 1991 to January 1997, Dr.
                         Gaede was a partner with the German law firm of Oppenhoff & Radler. From 1989 to 1991, Dr. Gaede served with the law firm of Fischotter & Luther in Hamburg, Germany and the law firm of Fulbright, Jaworski, Reavis
                         & McGrath in New York, New York. From 1986 to 1989, Dr.
                         Gaede acted as Adjunct Professor at the University of Hamburg, Germany. He is also a director of LHS AG, a subsidiary of the Company.

Hartmut Lademacher       Mr. Lademacher, age 49, is one of the founders of the
                         Company and has served as Chairman of the Board and Chief Executive Officer since the Company's inception in October 1990. From 1973 to October 1990, Mr.
                         Lademacher was employed by IBM in Germany where he last served as Manager of Project Marketing.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company conducts its business through meetings of the full Board and through committees of the Board, including an Audit Committee (the "Audit Committee") and a Compensation Committee (the "Compensation Committee"). During the Company's fiscal year ended December 31, 1997, the Board of Directors held four meetings, the Compensation Committee held two meetings and the Audit Committee held two meetings. Each director attended at least 75% of all meetings of the Board of Directors, including the meetings of the committees of the Board of Directors except that Mr. Bohla attended only 3 out of 6 meetings of the Board and its committees and Mr. Schmitt attended only 4 out of 6 meetings of the Board and its committees.

     The Audit Committee is responsible for reviewing and making recommendations regarding the Company's independent auditors, the annual audit of the Company's financial statements and the Company's internal accounting practices and policies. The Audit Committee is comprised of William E. Ford, who serves as Chairman of the Committee, and George F. Schmitt.

     The Compensation Committee approves compensation arrangements for officers and key employees of the Company, establishes general levels of compensation for all other employees of the Company, and administers the Company's Stock Incentive Plan. The Compensation Committee is comprised of William O. Grabe, who serves as Chairman of the Committee, and Ulf Bohla.

     The Board of Directors as a whole functions as a nominating committee to select management's nominees for election to the Board. The Board of Directors will also consider nominees recommended by stockholders. For a description of requirements regarding stockholder nominations and other proposals, see "Stockholders' Proposals for the 1999 Annual Meeting."

DIRECTOR COMPENSATION

     Directors do not receive cash retainers or fees for attendance at meetings of the Board of Directors or committees of the Board but are reimbursed for reasonable expenses incurred by them in connection with their attendance at Board and committee meetings.

     In lieu of cash compensation, the Company in 1996 granted non-qualified options to purchase 50,000 shares of Common Stock to each of the seven directors of the Company. The exercise price of all of these options was $5.30 per share and these options expire in 2006. These options were immediately exercisable into non-vested restricted shares of Common Stock. The restrictions on 25% of these restricted shares lapse one year from the date of the option grant and the restrictions on 1.56% of these shares lapse on the monthly anniversary of the grant date in each of the succeeding 48 months.

                            EXECUTIVE COMPENSATION

     The following table sets forth the compensation for 1997 earned by the Chief Executive Officer of the Company and the four other most highly compensated (in terms of salary and bonus) executive officers of the Company (collectively, the "Named Executive Officers").

                            SUMMARY OF COMPENSATION

                                                                                                                    LONG-TERM
                                                                                                                   COMPENSATION
                                                                 ANNUAL COMPENSATION                                  AWARDS
                                              -----------------------------------------------------------     ---------------------

 NAME AND PRINCIPAL                                                                     OTHER ANNUAL              SHARES UNDERLYING
     POSITION                                    SALARY             BONUS              COMPENSATION                 OPTIONS (#)
---------------------                         --------------    --------------    -----------------------    ----------------------
Hartmut Lademacher..................   1997       $519,233            --              $108,168/(1)/                      --
  Chairman of the Board and Chief      1996        353,870            --                58,341/(2)/                 200,000
   Executive Officer

Dr. Joachim Hertel..................   1997        480,000            --                    --                           --
  Executive Vice President-            1996        298,567            --                    --                      150,000
  Technology

Dr. Wolf J. Gaede/(3)/..............   1997        350,000            --                64,884/(4)/                      --
 Executive Vice President,
  General Counsel and Secretary

Erik Froberg/ (5)/..................   1997        288,469            --                66,213/(6)/                      --
   Executive Vice President            1996        124,594       $37,378                37,871                      400,000

Jerry W. Braxton/(7)/...............   1997        250,000            --                    --                           --
  Executive Vice President, Chief
   Financial Officer and Treasurer

     __________________
     (1) Consists of allowances for personal use of a Company-provided automobile in both the United States and Europe of $56,177 and for personal transportation of $21,062, tuition reimbursement for Mr. Lademacher's children of $17,702, deferred compensation of $11,496 and premiums for life insurance of $1,731.
     (2) Represents the value of personal use of a Company-provided automobile in both the United States and Europe.
     (3) Dr. Gaede's employment with the Company commenced on January 1, 1997, and Dr. Gaede became a member of the Board of Directors of the Company on September 17, 1996.
     (4) Consists of allowances for expenses of $50,000 incurred in connection with Dr. Gaede's relocation from Germany to the United States, for personal use of a Company-provided automobile of $12,300 and for personal transportation of $2,584.
     (5)  Mr. Froberg's employment with the Company commenced on August 12,
          1996.
     (6) Consists of allowances for personal transportation of $43,270 and for personal use of a Company-provided automobile of $22,250 and premiums for life insurance of $692.
     (7)  Mr. Braxton's employment with the Company commenced on August 28,
          1996.

EMPLOYMENT AGREEMENTS

     Jerry Braxton, Executive Vice President, Chief Financial Officer and Treasurer of the Company, entered into an employment agreement with the Company on August 28, 1996. The agreement provides for base compensation of $175,000 per year, which amount is reviewed annually by the Board of Directors or a committee thereof based on its assessment of Mr. Braxton's performance, and was subsequently increased to $250,000 per year effective as of November 1, 1996. The agreement also provides for an annual performance bonus of up to $50,000 and options to purchase 200,000 shares of Common Stock at $5.30 per share, which options vest ratably over a five year period. The agreement with Mr. Braxton may be terminated by either Mr. Braxton or the Company upon 90 days notice.

     Erik Froberg, Executive Vice President of the Company, entered into an employment agreement with LHS Holding Germany GmbH, a subsidiary of the Company, on May 21, 1996. The agreement provides for an annual base salary of 500,000 German Deutsche Marks (approximately $290,000) with 400,000 Deutsche Marks (approximately $230,000) as the maximum incentive based bonus. The agreement also grants Mr. Froberg options to purchase 400,000 shares of Common Stock at an exercise price of $5.30 per share, which options vest over a five year period. The agreement requires 12 months notice before either party can terminate Mr. Froberg's employment.

     Dr. Wolf J. Gaede, Executive Vice President, General Counsel and Secretary of the Company, entered into an employment agreement with the Company on September 26, 1996. The agreement provides for base compensation of $350,000 per year, an annual performance bonus of at least $100,000 for the first three years of employment and options to purchase 150,000 shares of Common Stock at $5.30 per share, which options vest ratably over a five year period. This employment agreement may not be terminated by the Company without cause for a period of two years and is then terminable by the Company upon 90 days notice. The agreement is terminable by Dr. Gaede upon 90 days notice to the Company.

OPTION GRANTS IN LAST FISCAL YEAR

     The Company did not grant any stock options to the Named Executive Officers during the fiscal year ended December 31, 1997.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table sets forth information regarding (a) the number of shares of Common Stock received upon exercise of options by the Named Executive Officers in the fiscal year ended December 31, 1997, (b) the net value realized upon such exercise, (c) the number of unexercised options held as of December 31, 1997 and (d) the aggregate dollar value of unexercised options held at December 31, 1997.

AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                    VALUES

                                                                                                 VALUE OF
                                                                                                UNEXERCISED
                                                            NUMBER OF SECURITIES UNDER-        IN-THE-MONEY
                                   SHARES                    LYING UNEXERCISED OPTIONS          OPTIONS AT
                                  ACQUIRED        VALUE       AT DECEMBER 31, 1997(#)    DECEMBER 31, 1997($)/(1)/
                                                            --------------------------- ---------------------------
            NAME               ON EXERCISE(#)  REALIZED($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
           -----               -------------   -----------   -------------------------   -------------------------
Hartmut Lademacher                    55,000   $2,252,250          6,718 / 138,282        $  365,795 / $7,529,455

Dr. Joachim Hertel                    35,000    1,452,094          9,531 / 105,469            518,963 / 5,742,787

Dr. Wolf J. Gaede                         --           --         14,843 / 185,157           808,201 / 10,081,799

Erik Froberg                          20,000      750,500        105,000 / 275,000         5,717,250 / 14,973,750

Jerry W. Braxton                      68,000    2,665,609          9,343 / 172,657            508,726 / 9,401,174

     _______________
     (1) Value is based on the difference between the option exercise price and the fair market value of $59.75 per share at December 31, 1997 multiplied by the number of shares underlying the option.

                     REPORT OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

INTRODUCTION

     The Compensation Committee is responsible for developing the Company's executive compensation policies and advising the Board of Directors with respect to such policies. In April 1997, the members of the Compensation Committee, William O. Grabe, who serves as Chairman of the Compensation Committee, and Ulf Bohla, were appointed. Prior to the establishment of the Compensation Committee, all matters regarding executive compensation were addressed by the entire Board of Directors. The Compensation Committee's goal is to implement a competitive compensation program which will attract and retain talented executives and provide incentives to management to enhance Company performance and stockholder value.

COMPENSATION POLICIES

  The Committee establishes compensation according to the following guiding principles:

     (a) Compensation should be directly linked to the Company's operating and financial performance.

     (b) Total compensation should be competitive when compared to compensation levels of executives of companies against which the Company competes for management.

     (c) Performance-related pay should be a significant component of total compensation, placing a substantial portion of an executive's compensation at risk.

COMPENSATION PRACTICES

     Compensation for executives includes base salary, annual bonuses and long-term incentive awards. Consistent with the above principles, a substantial proportion of executive compensation depends on Company performance and on enhancing stockholder value.

     Base Salary. The Company uses externally-developed compensation surveys to assign a competitive salary range to each salaried position, including executive positions. The Committee sets actual base salary levels for the Company's executives based on recommendations by management. The Committee bases its decisions on the executive's performance, the executive's position in the salary range and the executive's experience.

     Annual Bonus. The Company employs a formal system for developing measures of and evaluating executive performance. Bonuses are determined with reference to quantitative measures established by the Committee each year. Each of these factors is weighted. At the beginning of each year, the Committee also approves performance targets relating to the quantitative measures that, if achieved, will establish a bonus pool equal to the sum of the individual target bonuses for all executives. The Committee also establishes performance targets that could result in a range of bonus payouts from a minimum of zero to a maximum bonus payout of 150% of target bonus. At the end of the year, Company performance, as compared to the quantitative measures described above, determines the bonus pool for the executive group. Target bonuses for individual executives are in the range of 25% to 60% of base salary. The Committee retains the discretion to adjust any individual bonus if deemed appropriate.

     In 1997, the quantitative measures for bonus payments were revenue and earnings before interest and taxes ("EBIT"). The maximum possible bonus payout was 150% of target.

     Although the Company's performance in fiscal 1997, with revenue above target and EBIT above target, satisfied the quantitative measures designated to fund bonuses at the maximum level, the Committee decided not to award bonuses to the Company's executives in part due to the performance of the Company's Common Stock and the corresponding value of stock options previously granted to executives and in part to reward non-executive management and other professional employees with greater incentive bonuses.

     For 1998, the Committee determined that the quantitative measure for bonus payments would remain revenue and EBIT and that the maximum possible bonus payout would be 150% of target.

     Long-Term Incentives. Long-term incentives are designed to link management reward with the long-term interests of the Company's stockholders. Currently, the Committee grants stock options as long-term incentives. Individual stock option awards are based on level of responsibility, the Company's stock ownership objectives for management and the Company's performance versus certain financial performance objectives. Currently, the Committee anticipates annual option grants to the eligible employee group of less than 4% of the outstanding Common Stock, which would include option grants to be used by the Company in recruiting senior management. The Company's long-term performance ultimately determines the level of compensation resulting from stock options, since stock option value is entirely dependent on the long-term growth of the Common Stock price.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Hartmut Lademacher, Chairman of the Board and Chief Executive Officer of the Company, has an employment agreement with LHS with a stated term of three years that began on January 1, 1997, but may be terminated at any time by either party upon 90 days notice to the other party. The agreement provides for salary in 1997 of $540,000 for Mr. Lademacher, which salary is to be adjusted annually by the Board of Directors or a committee thereof based on its assessment of Mr. Lademacher's performance. The agreement does not provide for any bonus compensation and, despite Mr. Lademacher's continuing contribution to the success of the Company, the Compensation Committee does not currently intend to award Mr. Lademacher with any bonus compensation in the future. The employment agreement further provides that LHS will provide Mr. Lademacher with an automobile, fund his existing pension plan, pay for disability insurance and otherwise allow Mr. Lademacher to participate in all benefit programs offered by the Company. The agreement also contains covenants relating to (i) the non-disclosure of confidential information; (ii) the protection of inventions and other developments; (iii) the non-solicitation of customers; and (iv) the non-recruitment of the Company's employees.

POLICY WITH RESPECT TO DEDUCTIBILITY OF COMPENSATION EXPENSE

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the tax deduction that the Company may take with respect to the compensation of certain executive officers, unless the compensation is "performance based" as defined in the Code. The LHS Group Inc. Stock Incentive Plan is designed to comply with the Internal Revenue Service ("IRS") requirements for deductibility of performance-based compensation.

CONCLUSION

     The Company's compensation program described above is designed to closely link pay with performance and the creation of stockholder value. The Compensation Committee believes that the program has been and will continue to be successful in supporting the Company's financial, growth and other business objectives.

                            COMPENSATION COMMITTEE

                          William O. Grabe, Chairman
                                   Ulf Bohla

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

     Prior to the formation of the Compensation Committee in April 1997, all matters concerning executive officer compensation were addressed by the entire Board of Directors, which included Hartmut Lademacher, Chairman of the Board and Chief Executive Officer of the Company, Jerry Braxton, Executive Vice President, Chief Financial Officer and Treasurer of the Company and Dr. Wolf J. Gaede, Executive Vice President, General Counsel and Secretary of the Company. See "Certain Transactions" for a description of certain transactions between the Company and certain other members of its Board of Directors.

     A subsidiary of the Company leases office space in Frankfurt, Germany from a corporation that is owned in part by Hartmut Lademacher (25%), Dr. Joachim Hertel (25%) and Dr. Rainer Zimmermann (10%), who is an employee and owner of more than 5% of the Common Stock of the Company. During the fiscal year ended December 31, 1997, the Company made lease payments totaling $329,000 to this corporation.

     In connection with the E-Plus project in Dusseldorf, Germany, a subsidiary of the Company leases housing space for certain of its employees. This space is owned by a partnership consisting of three equal partners, Hartmut Lademacher, Dr. Joachim Hertel and Dr. Rainer Zimmermann. During the fiscal year ended December 31, 1997, the Company made lease payments of approximately $58,000 to the partnership.

     During 1997, the Company paid $114,000 to H.L. Aircraft Leasing Company for the use of its aircraft. Hartmut Lademacher is the sole proprietor of H.L. Aircraft Leasing Company.

     The Company believes that each of the above transactions was on terms no less favorable to the Company than could have been obtained from unaffiliated third parties on an arms length basis. The Company has adopted a policy requiring that all transactions between the Company and its officers, directors or other affiliates, or entities in which such person has an interest, must be on terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arm's-length basis and must be approved in advance by a majority of the Company's directors who have no interest in the transaction.


                             CERTAIN TRANSACTIONS

     Upon his acceptance of a position with the Company, Bruce T. Leonard, President and Chief Operating Officer of the Company, received a loan from the Company to facilitate his purchase of a new home in Atlanta, Georgia, while Mr. Leonard was in the process of selling his house in Concord, Massachusetts. The loan, which was repaid on October 16, 1997, bore 9% simple annual interest (which approximated the then current market interest rate). The largest aggregate amount outstanding under the loan during 1997 was $117,397.

                           STOCK PERFORMANCE GRAPH*

     The Company's Common Stock began trading on the Nasdaq National Market on May 16, 1997 in connection with the Company's initial public offering. The price information reflected for the Common Stock in the following performance graph represents the closing sales price of the Common Stock for the period from May 16, 1997 through December 31, 1997. The performance graph compares the cumulative stockholder returns on the Common Stock with the S&P 500 Index and a Peer Index (as described below) over the same period (assuming the investment of $100 in the Company's Common Stock, the S&P 500 Index and the Peer Index on May 16, 1997, and reinvestment of all dividends).

            COMPARISON OF CUMULATIVE TOTAL RETURNS - LHS GROUP INC.

                             [GRAPH APPEARS HERE]


                         YEARS-END CUMULATIVE RETURNS

                                   1997
                                   ----
          LHS GROUP INC.           310%
          THE S&P 500 INDEX        116%
          PEER INDEX               105%

------------------------------------------------------------------------------------------------------------
                       5/16/97   6/30/97   7/31/97   8/29/97   9/30/97   10/31/97   11/30/97   12/31/97
------------------------------------------------------------------------------------------------------------
The Company                100%    227.6%      300%   259.74%   238.96%    249.35%    223.38%    310.39%
------------------------------------------------------------------------------------------------------------
Nasdaq Computer and
 Data Processing
 Index                     100%   102.19%    112.8%    109.8%   111.75%    109.44%    112.21%    105.47%
------------------------------------------------------------------------------------------------------------
S&P 500 Index              100%   104.48%   112.79%   106.47%   112.31%    108.56%    113.58%    115.53%
------------------------------------------------------------------------------------------------------------

     Total return calculations for the S&P 500 Index and the Peer Index were prepared by Media General Financial Services. The Peer Index is composed of the stocks of certain companies included in the Nasdaq Computer and Data Processing Index. Specific information regarding the companies comprising the Peer Index will be provided to any stockholder upon request to Dr. Wolf J. Gaede, the Secretary of the Company.

____________
* This graph is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing. The stock price performance shown on this graph is not necessarily indicative of future price performance. Information used on the graph was obtained from Media General Financial Services, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, and regulations of the Securities and Exchange Commission thereunder require the Company's directors and executive officers and any persons who beneficially own more than 10% of the Common Stock, as well as certain affiliates of such persons, to file initial reports of their ownership of the common Stock and subsequent reports of changes in such ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Directors, executive officers and persons beneficially owning more than 10% of the Common Stock are required by applicable regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of the copies of such reports received by it and written representations that no other reports were required of those persons, the Company believes that during the fiscal year ended December 31, 1997, all of its directors, executive officers and beneficial owners of more than 10% of the Common Stock compiled with applicable Section 16(a) filing requirements, except that GAP Coinvestment Partners, L.P. failed to timely report a transaction in December 1997 but subsequently reported the transaction in January, 1998.

             PROPOSAL 2 -- APPROVAL OF PROPOSED AMENDMENTS TO THE
                      LHS GROUP INC. STOCK INCENTIVE PLAN

     On June 18, 1996, the Board of Directors adopted the LHS Group Inc. Stock Incentive Plan (the "Incentive Plan"), which was ratified in final form by the Board of Directors and approved by the stockholders on October 14, 1996. Directors, officers, key employees and consultants of the Company and its affiliates are eligible to receive awards under the Incentive Plan. The Incentive Plan authorizes the award of stock options, restricted stock grants, and other rights that relate to or are valued by reference to the Company's Common Stock or other awards relating to Common Stock. The number of shares which may be awarded under the Incentive Plan may not exceed 4,000,000 shares in the aggregate, and over the life of the Incentive Plan no individual may be awarded stock options to purchase more than 1,000,000 shares. In the event of certain transactions affecting the number or type of outstanding shares, the number of shares subject to the Incentive Plan and the number, type and exercise price of shares subject to outstanding awards shall be appropriately adjusted. The Compensation Committee of the Board of Directors has been appointed to administer the Incentive Plan. This Committee determines which individuals are eligible to receive awards under the Incentive Plan and the amount, price, timing and other terms and conditions applicable to such awards.

     Options awarded under the Incentive Plan may be either incentive stock options which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options which are not intended to satisfy Section 422 of the Code. Under the terms of the Incentive Plan, options are granted at an exercise price that is equal to the fair market value of a share of Common Stock of the

Company at the time the option is granted, unless otherwise determined by the Committee, but in no event may the exercise price be less than 50% of such fair market value. The Incentive Plan provides that each option granted becomes exercisable on the first anniversary of the grant date with regard to 25% of the shares subject to the option and an additional 1.56% of the shares subject to the option become exercisable on the first day of each of the succeeding 48 months following such anniversary, unless otherwise determined by the Committee. Vested options generally expire on the date determined by the Committee, which shall not be later than the earliest to occur of (i) the tenth anniversary of the grant date, (ii) the first anniversary of the participant's termination of employment by reason of death, or (iii) in the case of incentive stock options, the three month anniversary of the participant's termination of employment for any other reason.

     Under the Incentive Plan, the Committee also may grant awards of Common Stock or other rights that are payable in, valued by reference to or otherwise related to, shares of Common Stock, which awards and rights shall be subject to any such conditions and restrictions, including performance objectives, as the Committee may determine. No options or unvested shares of restricted stock may be transferred other than by will or the laws of descent and distribution, unless otherwise provided by the Committee. Upon a Change of Control of the Company (as defined in the Incentive Plan), all unvested options vest and all restrictions applicable to restricted stock awards lapse.

     The Board of Directors has adopted, subject to stockholder approval at the Annual Meeting, certain amendments to the Incentive Plan. The proposed amendments to the Incentive Plan will be effective as of the date approved by the stockholders.

     The Board of Directors believes that stock ownership is an important incentive for key employees, officers, directors and others in a position to influence the success of the Company. The purpose of the Incentive Plan is to provide a means by which selected key employees and directors of, and consultants to, the Company and its affiliates may be given an opportunity to purchase Common Stock of the Company.

SUMMARY OF PROPOSED AMENDMENTS

     The Incentive Plan is proposed to be amended (i) to increase from 4,000,000 to 8,000,000 the number of shares of Common Stock authorized to be issued upon grant and exercise of awards under the Incentive Plan, (ii) to provide that the exercise price of any option granted under the plan shall not be less than 100% of the fair market value of the Common Stock on the date of grant, (iii) to limit the number of shares that may be granted in the form of restricted or unrestricted stock awards to 10% of the total number of shares authorized under the Incentive Plan, (iv) to eliminate the provision of the Incentive Plan permitting the exercise price of an option to be paid by withholding shares subject to the option being exercised, (v) to provide that upon a Change in Control (as defined the Incentive Plan) all outstanding awards in the nature of rights that may be exercised (including stock options) will become fully exercisable and all restrictions on outstanding awards (including restricted stock) will lapse, (vi) to set forth certain objective business criteria which may be made the basis for the attainment of certain performance-based awards under the Incentive Plan that may be deductible by the Company under Section 162(m) of the Code, and (vii) to eliminate certain provisions that are no longer applicable since the Common Stock is publicly traded.

     The following is a summary of the Incentive Plan, as proposed to be amended. The summary is qualified in its entirety by reference to the full text of the Incentive Plan, as proposed to be amended, which is attached to this Proxy Statement as Appendix A.

GENERAL

     The purpose of the Incentive Plan is to maintain and enhance the performance and profitability of the Company by linking the personal interests of officers, directors and key personnel of the Company and its affiliates by providing such persons with an incentive for outstanding performance. As of March 1, 1998, there were approximately 850 persons eligible to participate in the Incentive Plan.

     The Incentive Plan authorizes the granting of awards to employees, officers, directors and consultants of the Company or certain of its subsidiaries in the following forms: (i) options to purchase shares of Common Stock, which may be incentive stock options or non-qualified, (ii) restricted stock; and (iii) other stock-based awards.

     Pursuant to Section 162(m) of the Code, the Company may not deduct compensation in excess of $1 million paid to the Chief Executive Officer and the four next most highly compensated executive officers of the Company. The Incentive Plan is designed to comply with Code Section 162(m) so that the grant of options under the plan, and other awards that are conditioned on the performance goals described in Section 5.1 of the Incentive Plan, will be excluded from the calculation of annual compensation for purposes of Code
Section 162(m) and will be fully deductible by the Company. The Board has approved the Incentive Plan for submission to the stockholders in order to permit the grant of awards thereunder that will constitute deductible performance-based compensation for purposes of Code Section 162(m).

     The aggregate number of shares of Common Stock reserved and available for awards or which may be used to provide a basis of measurement for or to determine the value of an award under the Incentive Plan currently is 4,000,000. The amendment would increase such number to 8,000,000, subject to further adjustment for stock dividends (see "Proposal 4-Amendment of Certificate of Incorporation to Increase Authorized Common Stock"), stock splits or combinations of shares, recapitalizations or other changes in the Company's capitalization. The amendment also would provide that no more than 10% of such shares may be awarded in the form of restricted or unrestricted stock awards. The amendment would further provide that the maximum fair market value of any awards (other than options) that may be received by a participant (less any consideration paid by the participant for such award) during any one calendar year under the Incentive Plan is $3,000,000.

ADMINISTRATION

     The Incentive Plan is administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee has the power, authority and discretion to designate participants; determine the type or types of awards to be granted to each participant and the terms and conditions thereof; construe, interpret and implement the Plan and any agreements executed pursuant to the Plan; prescribe, amend and rescind rules relating to the Plan; and to correct any defect, supply any omission and reconcile any inconsistency in the Plan.

AWARDS

     Stock Options. The Committee is authorized to grant options, which may be incentive stock options or nonqualified stock options, to participants. All options must be evidenced by a written agreement between the Company and the participant, which will include such provisions as may be specified by the Committee. The terms of any incentive stock option must meet the requirements of Section 422 of the Code.

     Restricted Stock Awards. The Committee may make awards of restricted stock to participants, which will be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote restricted stock or the right to receive dividends, if any, on the restricted stock).

     Other Stock-Based Awards. The Committee may, subject to limitations under applicable law, grant to participants such other awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Incentive Plan, including without limitation shares of Common Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock, and awards valued by reference to book value of shares of Common Stock or the value of securities of or the performance of specified subsidiaries of the Company. The Committee will determine the terms and conditions of any such awards.

     Performance Goals. The proposed amendment would provide that the Committee may grant awards under the Incentive Plan which are to be determined solely on the basis of (a) the achievement by the Company or a parent or subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Company's or a parent's or subsidiary's stock price, (c) the achievement by an individual or a business unit of the Company, or of a parent or subsidiary, of a specified target, or target growth in, revenues and EBIT, or (d) any combination of the goals set forth in (a) through (c) above. The Committee would have the right for any reason to reduce (but not increase) any such award, notwithstanding the achievement of a specified goal. If an award is to be made on such basis, the Committee must establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code Section 162(m)). Any payment of an award granted with performance goals will be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

     Limitations on Transfer. No option or unvested restricted stock award granted to any grantee under the Plan shall be assignable or transferable by the grantee other than by will or by the laws of descent and distribution; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability, (i) does not result in accelerated taxation, (ii) does not cause any option intended to be an incentive stock option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, such as state or federal tax or securities laws applicable to transferable awards.

     Acceleration Upon Certain Events. In the event of the occurrence of, or the Board's proposal for, a Reorganization Event (as defined in the Incentive
Plan), the Committee may provide that a grantee's options will be terminated unless exercised within 30 days or a longer specified period of such notice; provided that if the Committee takes such action it also shall accelerate the vesting and exercisability of such options. The amendment would extend the Committee's authority to all awards in the nature of rights that may be exercised (not just to options). The Committee may also in its discretion accelerate the vesting of any other awards. In the event of a Change of Control (as defined in the Incentive Plan) the Incentive Plan currently provides that each option shall become fully and immediately exercisable and all restrictions on outstanding restricted stock awards shall lapse immediately. The amendment would further provide that in the event of a Change in Control, all other awards in the nature of rights that may be exercised will become fully exercisable and all restrictions on outstanding awards will lapse.

TERMINATION AND AMENDMENT

     The Board may, without stockholder approval, at any time suspend, discontinue or amend the Plan, except that the Board may not make any amendment to the Plan that would, if such amendment were not approved by the stockholders of the Company, cause the Plan to fail to comply with any requirement of applicable law or regulation, unless and until the approval of the stockholders of the Company is obtained. No termination, amendment, or modification of the Incentive Plan may adversely affect any award previously granted under the Incentive Plan, without the written consent of the participant.

CERTAIN FEDERAL INCOME TAX EFFECTS

     Nonqualified Stock Options. For federal income tax purposes, no income will be recognized by a participant upon the grant of a nonqualified stock option under the Incentive Plan. Upon the exercise of a nonqualified stock option, however, compensation taxable as ordinary income will be realized by the participant in an amount equal to the excess of the fair market value of a share of Common Stock on the date of such exercise over the exercise price. A subsequent sale or exchange of such shares will result in gain or loss measured by the difference between (i) the exercise price, increased by any compensation reported upon the participant's exercise of the option, and (ii) the amount realized on such sale or exchange. Such gain or loss will be capital in nature if the shares were held as a capital asset. See "Maximum Capital Gains Rates" below.

     The Company generally is entitled to a deduction (subject to the provisions of Section 162(m) of the Code) for compensation paid to a participant at the same time and in the same amount as the participant is considered to have realized compensation by reason of the exercise of an option.

     Incentive Stock Options. Generally, for federal income tax purposes, no income will be recognized by the participant upon the grant or exercise of an incentive stock option. If shares of Common Stock are issued to a participant pursuant to the exercise of an incentive stock option granted under the Plan, and if no disqualifying disposition of such shares is made by such participant within two years after the date of grant of the option or within one year after the transfer of such shares to the participant, then (i) upon sale of such shares, any amount realized in excess of the exercise price will be taxed to such participant as a capital gain (see "Maximum Capital Gains Rates" below) and any loss sustained will be a capital loss, and (ii) no deduction will be allowed to the Company for federal income tax purposes. Upon exercise of an incentive stock option, the participant may be subject to alternative minimum tax on certain items of tax preference.

     If shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-years-from-grant/one-year-from-transfer holding period, generally (i) the participant will realize ordinary income in the year of disposition in the amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option price thereof, and
(ii) the Company will be entitled to deduct such amount (subject to the provisions of Section 162(m) of the Code). Any further gain or loss realized will be taxed as capital gain or loss, which will be long-term or short-term depending on how long such shares were held (see "Maximum Capital Gains Rates" below), and will not result in any deduction by the Company. If an incentive stock option is exercised at a time when it no longer qualifies as an incentive stock option, the option will be treated as a nonqualified stock option.

     Restricted Shares. Awards of restricted shares generally will not result in taxable income to the participant for federal income tax purposes at the time of the grant. A recipient of restricted shares generally will receive compensation subject to tax at ordinary income rates on the fair market value of the shares at the time the restricted shares are no longer subject to forfeiture. However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of the grant will have ordinary taxable income on the date of the grant equal to the fair market value of the restricted shares as if such shares were unrestricted and could be sold immediately. If the restricted shares subject to such election are forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited shares. Upon sale of the restricted shares after the forfeiture period has expired, the recipient's holding period for purposes of calculating the tax on capital gains and losses begins when the restriction period expires, and the tax basis will be equal to the fair market value of the restricted shares on the date the restriction period expires. However, if the recipient timely elects to be taxed as of the date of the grant, the holding period commences on the date of the grant and the tax basis will be equal to the fair market value of the restricted shares on the date of the grant as if such shares were then unrestricted and could be sold immediately.

     The Company is generally entitled to a deduction (subject to the provisions of Section 162(m) of the Code) for compensation paid to a participant in the same amount as the participant is considered to have realized compensation with respect to a restricted stock award.

     Maximum Capital Gains Rates. Under recently enacted legislation, capital gains recognized by recipients generally will be subject to a maximum federal income tax rate of 20% if the shares sold or exchanged are held for more than 18 months, and to a maximum federal income tax rate of 28% if such shares are held for more than one year but less than or equal to 18 months. However, if the holding period of shares begins after December 31, 2000, and such shares are held for more than 5 years, the maximum capital gains rate for federal income tax purposes for recipients on the sale or exchange of such shares generally
will be 18%.   If an option was held on or before December 31, 2000, then shares acquired pursuant to an exercise of that option will not qualify for such 18% maximum rate, regardless of when such shares are acquired.

BENEFITS TO NAMED EXECUTIVE OFFICERS AND OTHERS

     As of March 1, 1998, options and awards of restricted stock had been granted or approved for grant under the Incentive Plan to the persons and groups shown in the table below. Any additional future awards will be made at the discretion of the Committee. Therefore, it is not presently possible to determine the number or terms of awards to be made in the future to the persons and groups shown in the table below.

     ----------------------------------------------------------------------------------------------------------------
                                                                                  INCENTIVE PLAN

                                                           ----------------------------------------------------------
                 NAME AND POSITION                           DOLLAR VALUE                NUMBER OF OPTIONS

     ----------------------------------------------------------------------------------------------------------------
                 Hartmut Lademacher /(1)/
          Chief Executive Officer and Chairman of                 (4)                         150,000
                        the Board
     ----------------------------------------------------------------------------------------------------------------
                  Dr. Joachim Hertel /(1)/
          Executive Vice President -- Technology                  (4)                         150,000
     ----------------------------------------------------------------------------------------------------------------
                   Dr. Wolf J. Gaede
            Executive Vice President, General                     (4)                               0 /(5)/
                 Counsel and Secretary
     ----------------------------------------------------------------------------------------------------------------
                   Erik Froberg /(1)/
               Executive Vice President                           (4)                         400,000
     ----------------------------------------------------------------------------------------------------------------
                 Jerry W. Braxton /(2)/
             Executive Vice President, Chief                      (4)                         200,000
              Financial Officer, Treasurer
                 and Director Nominee
     ----------------------------------------------------------------------------------------------------------------
            All Executive Officers as a Group
                 (including the above) /(3)/                      (4)                       1,600,000
     ----------------------------------------------------------------------------------------------------------------
                        Ulf Bohla
                    Director Nominee                              (4)                               0 /(6)/
     ----------------------------------------------------------------------------------------------------------------
              All Non-Executive Directors
                      as a Group                                                                    0 /(7)/
                  (including the above)
     -----------------------------------------------------------------------------------------------------------
              All Non-Executive Employees                         (4)                       1,725,000
                      as a Group
     ------------------------------------------------------------------------------------------------------------

__________________________

     (1) The options granted to such person became exercisable on the first anniversary of the grant date with regard to 25% of the shares subject to the option and an additional 1.56% of the shares subject to the option becomes exercisable on the first day of each of the succeeding 48 months following such anniversary. The exercise price for each of these options is $5.30 per share.
     (2) The options to Mr. Braxton became exercisable as to 2.083% of the shares subject to the option on the first day of each of month during the first year after the date of grant (i.e., as to 25% through the first year) and an additional 1.56% of the shares subject to the option becomes exercisable on the first day of each of the succeeding 48 months following the first anniversary of the grant date. The exercise price for these options is $5.30 per share.
     (3) The exercise price per share for options granted to the executive officers of the Company range from $5.30 to $47.50.
     (4) The dollar value of the above options is dependent on the difference between the exercise price and the fair market value of the underlying shares on the date of exercise.

     (5) On September 17, 1996, Dr. Gaede was granted 50,000 options in his capacity as a non-executive director of the Company and 150,000 options as an inducement to his future employment. At the time of such grants he was ineligible to receive options under the Incentive Plan. Consequently, such options were granted outside of the Incentive Plan but mirror the terms of the options described in footnote (1) above, as if they had been granted under the Incentive Plan.
     (6) On September 17, 1996, Mr. Bohla was granted 50,000 options in his capacity as a non-executive director of the Company. At the time of such grant, outside directors were ineligible to receive options under the Incentive Plan. Consequently, such options were granted outside of the Incentive Plan but mirror the terms of the options described in footnote (1) above, as if they had been granted under the Incentive Plan.
     (7) In 1996, prior to the completion of the Company's initial public offering of Common Stock, each of the Company's' five non-executive directors (including Dr. Gaede and Mr. Bohla) was granted 50,000 options. At the time of such grant, outside directors were ineligible to receive options under the Incentive Plan. Consequently, such options were granted outside of the Incentive Plan but mirror the terms of the options described in footnote (1) above, as if they had been granted under the Incentive Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENTS
                                              ---
TO THE INCENTIVE PLAN.


                          PROPOSAL 3 -- APPROVAL OF THE
                  1998 QUALIFIED EMPLOYEE STOCK PURCHASE PLAN

     On February 19, 1998, the Board of Directors adopted, subject to stockholder approval at the Annual Meeting, the LHS Group Inc. 1998 Qualified Employee Stock Purchase Plan (the "Stock Purchase Plan"). If approved by stockholders at the Annual Meeting, the Stock Purchase Plan will be effective as of July 1, 1998. If not so approved, the Stock Purchase Plan will be null and void, any and all payroll deductions to the plan shall cease, and any cash balances credited to participants' accounts shall be promptly distributed to them.

     A summary of the Stock Purchase Plan is set forth below. The summary is qualified in its entirety by reference to the full text of the Stock Purchase Plan, which is attached to this Proxy Statement as Appendix B.

GENERAL

     The purpose of the Stock Purchase Plan is to enhance the proprietary interest, through ownership of Common Stock of the Company, among the employees of the Company and its subsidiaries designated by the Company as eligible to participate in the Stock Purchase Plan.

ADMINISTRATION

     The Stock Purchase Plan will be administered by the Compensation Committee of the Board of Directors. Subject to the express provisions of the Stock Purchase Plan, the Committee has authority to interpret and construe the provisions of the Stock Purchase Plan, to adopt rules and regulations for administering the Stock Purchase Plan, and to make all other determinations necessary or advisable for administering the Stock Purchase Plan. The Committee will select from time to time a person or persons, who may be officers or employees of the Company (the "Administrator"), to operate the Stock Purchase Plan, perform the day-to-day administration of the Stock Purchase Plan and maintain records of the Stock Purchase Plan.

STOCK SUBJECT TO THE STOCK PURCHASE PLAN

     A maximum of 500,000 shares of Common Stock (the "Shares") will be made available for purchase by participants under the Stock Purchase Plan, subject to further adjustment for stock dividends, stock splits or combinations of shares, recapitalization or other changes in the Company's capitalization. The Shares issuable under the Stock Purchase Plan may be issued out of authorized but unissued shares, may be transferred from treasury stock or may be purchased by the Company. All cash received or held by the Company under the Stock Purchase Plan may be used by the Company for any corporate purpose.

ELIGIBILITY; GRANT AND EXERCISE OF OPTIONS

     All employees of the Company or its participating subsidiaries who are regularly scheduled to work at least 20 hours each week and at least five months each calendar year are eligible to participate in the Stock Purchase Plan. As of March 1, 1998, there were approximately 850 persons eligible to participate in the Stock Purchase Plan.

     An eligible employee may elect to become a participant in the Stock Purchase Plan by filing with the Administrator a request form which authorizes a regular payroll deduction from the employee's paycheck. A participants' request form authorizing a payroll deduction will remain effective from offering period to offering period until amended or canceled. Offering periods are the six-month periods beginning January 1 and July 1 of each year during which options to purchase Common Stock are outstanding under the Stock Purchase Plan. A participant's payroll deduction must be in any whole percentage from one to ten percent of such participant's base compensation payable each pay period, and at any other time an element of base compensation is payable. A participant may not make cash contributions or payments to the Stock Purchase Plan.

     A book account will be established for each participant, to which the participant's payroll deductions will be credited, until these amounts are either withdrawn, distributed or used to purchase Common Stock, as described below. No interest will be credited on these cash amounts. Whole shares of Common Stock will be held in the participant's account until distributed as described below.

     On the first day of each offering period each eligible employee is granted an option to purchase on the last day of the offering period (the "Purchase Date") at the price described below (the "Purchase Price") the number of full shares of Common Stock which the cash credited to the participant's account at that time will purchase at the Purchase Price. An employee may not be granted an option for an offering period if immediately after the grant, he or she would own five percent or more of the total combined voting power or value of all classes of stock of the Company or any of its subsidiaries. A participant cannot receive options that, in combination with options under other plans qualified under Section 423 of the Code, would result during any calendar year in the purchase of shares having an aggregate fair market value of more than $25,000. The maximum number of shares of Common Stock that may be purchased by any participant in the Stock Purchase Plan during any one offering period is 1,000 shares.

     Unless the cash credited to a participant's account is withdrawn or distributed, his or her option to purchase shares of Common Stock will be deemed to have been exercised automatically on the Purchase Date. The cash balance, if any, remaining in the participant's account at the end of an offering period will be refunded to the participant, without interest. The Purchase Price will be the lesser of (i) 85% of the fair market value of the Common Stock on the first trading day of the offering period; or (ii) 85% of the fair market value of the Common Stock on the last trading day of the offering period. Since the shares will be purchased at less than market value, employees will receive a benefit from participating in the Stock Purchase Plan.

     Options granted under the Stock Purchase Plan are not transferable by the participant other than by will or by the laws of descent and distribution and are exercisable only by the participant during his or her lifetime.

NO IMPLIED RIGHTS

     Neither the establishment of the Stock Purchase Plan, nor the grant of any options thereunder, nor the exercise thereof will be deemed to give to any employee the right to be retained in the employ of the Company or any of its subsidiaries or to interfere with the right of the Company or any such subsidiary to discharge any employee or otherwise modify the employment relationship at any time.

TERMINATION OF EMPLOYMENT

     If a participant terminates employment, the cash balance in the participant's account will be returned to the participant (or his or her beneficiary in the case of the participant's death) in cash, without interest, as soon as practicable, and certificates for the shares of Common Stock credited to the participant's account will be distributed as soon as practicable or other appropriate evidence of ownership effected.

AMENDMENT AND TERMINATION OF THE PLAN

     The Committee may amend or modify the Stock Purchase Plan, in whole or in part, at any time; provided, however, that no amendment or modification may (a) affect any right or obligation with respect to any grant previously made, unless required by law, or (b) unless previously approved by the stockholders of the Company, where such approval is necessary to satisfy federal securities laws, the Code, or rules of any stock exchange on which the Company's Common Stock is listed (i) in any manner materially affect the eligibility requirements, (ii) increase the number of shares of Common Stock eligible for purchase under the Stock Purchase Plan, or (iii) materially increase the benefits to participants. The Stock Purchase Plan may be terminated by the Committee at any time, in which event the Administrator will terminate all payroll deductions. Cash balances then credited to participants' accounts will be distributed as soon as practicable, without interest.

FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND TO PARTICIPANTS

     The Stock Purchase Plan is designed to qualify as an Employee Stock Purchase Stock Purchase Plan under Section 423 of the Code. A general summary of the federal income tax consequences regarding the Stock Purchase Plan is stated below.

     Neither the grant nor the exercise of options under the Stock Purchase Plan will have a tax impact on the participant or the Company. If an participant disposes of the Common Stock acquired upon the exercise of his options after at least two years from the date of grant and one year from the date of exercise, then the participant must treat as ordinary income the amount by which the lesser of (i) the fair market value of the Common Stock at the time of disposition, or (ii) the fair market value of the Common Stock at the date of grant, exceeds the Purchase Price. Any gain in addition to this amount will be treated as a capital gain. If a participant holds Common Stock at the time of his or her death, the holding period requirements are automatically deemed to have been satisfied and he or she will realize ordinary income in the amount by which the lesser of (i) the fair market value of the Common Stock at the time of death, or (ii) the fair market value of the Common Stock at the date of grant exceeds the Purchase Price. The Company will not be allowed a deduction if the holding period requirements are satisfied. If a participant disposes of Common Stock before expiration of two years from the date of grant and one year from the date of exercise, then the participant must treat as ordinary income the excess of the fair market value of the Common Stock on the date of exercise of the option over the Purchase Price. Any additional gain will be treated as capital gain or loss, as the case may be (see "Maximum Capital Gains Rates" below). The Company will be allowed a deduction equal to the amount of ordinary income recognized by the participant.

     Maximum Capital Gains Rates. Under recently enacted legislation, capital gains recognized by recipients generally will be subject to a maximum federal income tax rate of 20% if the shares sold or exchanged are held for more than 18 months, and to a maximum federal income tax rate of 28% if such shares are held for more than one year but less than or equal to 18 months. However, if the holding period of shares begins after December 31, 2000, and such shares are held for more than 5 years, the maximum capital gains rate for federal income tax purposes for recipients on the sale or exchange of such shares generally will be 18%. If an option was held on or before December 31, 2000, then shares acquired pursuant to an exercise of that option will not qualify for such 18% maximum rate, regardless of when such shares are acquired.

     The above discussion is intended to summarize the applicable provisions of the Code which are in effect as of January 1, 1998. The tax consequences of participating in the Stock Purchase Plan may vary with respect to individual situations. Accordingly, participants should consult with their tax advisors in regard to the tax consequences of participating in the Stock Purchase Plan as to both federal and state income tax considerations.

BENEFITS TO NAMED EXECUTIVE OFFICERS AND OTHERS

     Participation in the Stock Purchase Plan is voluntary and no participation will be permitted unless and until the stockholders approve the plan. Consequently, it is not presently possible to determine, with respect to (i) the executive officers named in the Summary Compensation Table, (ii) all current executive officers as a group, or (iii) all participants, including all current officers who are not executive officers, as a group, either the benefits or amounts that will be received by such persons or groups pursuant to the Stock Purchase Plan or the benefits or amounts that would have been received by such persons or groups under the Stock Purchase Plan if it had been in effect during the last fiscal year.

ADDITIONAL INFORMATION

     The closing sales price of the Common Stock on April 1, 1998, as reported on the Nasdaq National Market, was $96.50.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL
                                                              ---
OF THE STOCK PURCHASE PLAN.


 PROPOSAL 4 -- AMENDMENT OF CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED
                                 COMMON STOCK

     On February 19, 1998, the Board of Directors approved an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 40,000,000 to 200,000,000. The Certificate currently authorizes the Company to issue up to 40,000,000 shares of Common Stock and 225,000 shares of Preferred Stock. The amendment is subject to stockholder approval and is being presented to the holders of the Common Stock at the Annual Meeting for consideration and approval. If approved by the stockholders, the proposed amendment will become effective upon the filing of an amendment to the Certificate with the Secretary of State of the State of Delaware, which will occur as soon as reasonably practicable.

     Also on February 19, 1998, the Board of Directors approved a 2-for-1 stock split in the form of a 100% stock dividend to stockholders of record as of April 3, 1998. The stock dividend is payable on May 28, 1998, subject to the approval of this Proposal 4 by the stockholders at the Annual Meeting. Because there are currently over 25,000,000 issued and outstanding shares of the Company's Common Stock and approximately an additional 3,325,000 shares reserved for future issuance under the Incentive Plan, the number of shares of Common Stock currently authorized is not sufficient to permit the Board of Directors to approve a 2-for-1 stock split in the form of a 100% stock dividend without first obtaining stockholder approval for an increase in the authorized Common Stock of the Company as currently proposed.

     The authorized shares of Common Stock in excess of those issued, those to be issued in the proposed stock split and those reserved for issuance under the Company's stock incentive plans will be available for issuance at such times and for such corporate purposes as the Board of Directors may deem advisable, without further action by the Company's stockholders, except as may be required by applicable law or by the rules of the National Association of Securities Dealers, Inc., or any stock exchange or other national securities association trading system on which the securities may be listed or traded. A larger number of shares of authorized Common Stock will provide the Company the certainty and flexibility to undertake various types of transactions, including stock splits (in the form of stock dividends), financings, increases in the shares reserved for issuance pursuant to stock incentive plans, or other corporate transactions
not yet determined.   Upon issuance, such shares will have the same rights as
the outstanding shares of Common Stock. Holders of Common Stock have no preemptive rights.

     Although the Company has no present intention to issue shares of Common Stock in the future in order to make acquisition of control of the Company more difficult, future issuances of Common Stock could have that effect. For example, the acquisition of shares of the Common Stock by an entity in order to acquire control of the Company might be discouraged through the public or private issuance of additional shares of Common Stock, since such issuance would dilute the stock ownership of the acquiring entity. Common Stock also could be issued to existing stockholders as a dividend or privately placed with purchasers who might side with the Board of Directors in opposing a takeover bid, thus discouraging such a bid. The Board of Directors also is authorized to issue preferred stock in one or more series and to fix the rights, preferences and privileges thereof without any further vote or action by the stockholders. The issuance of preferred stock also may have the effect of delaying, deferring or preventing a change in control of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE
                                                                     ---
PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY FROM 40,000,000 TO 200,000,000.

  PROPOSAL 5 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed the firm of Ernst & Young LLP to serve as independent accountants of the Company for the fiscal year ending December 31, 1998. The Board has directed that such appointment be submitted to the stockholders of the Company for ratification at the Annual Meeting. Ernst & Young LLP has served as independent accountants of the Company since 1995 and is considered by management of the Company to be well qualified. If the stockholders do not ratify the appointment of Ernst & Young LLP, the Board of Directors will reconsider the appointment.

     Representatives of Ernst & Young LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR
                                                                          ---
THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

              STOCKHOLDERS' PROPOSALS FOR THE 1999 ANNUAL MEETING

     Nominations by stockholders of persons for election as directors and other proposals of stockholders intended to be presented at the 1999 Annual Meeting of Stockholders, together with certain related information specified in Rule 14a-13 of the Securities and Exchange Commission, must be submitted in writing to the Company on or before December 15, 1998 in order for such matters to be included in the Company's proxy materials for the 1999 Annual Meeting. All such proposals, nominations and related information should be submitted on or before such date by certified mail, return receipt requested, to the Secretary of the Company, Six Concourse Parkway, Atlanta, Georgia 30328.

             OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     The Board of Directors of the Company knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of the Company.

                                         By Order of the Board of Directors.



                                         Dr. Wolf J. Gaede
                                         Secretary

Atlanta, Georgia
April ____, 1998


                               _________________

     The Company's 1997 Annual Report, which includes audited financial statements, has been mailed to stockholders of the Company with these proxy materials. Such materials do not form any part of the material for the solicitation of proxies.

                                   APPENDIX A



                                 LHS GROUP INC.

                   AMENDED AND RESTATED STOCK INCENTIVE PLAN

                               TABLE OF CONTENTS

                                                               Page
                                                               ----
ARTICLE 1....................................................   1
      1.1  Purpose...........................................   1
      1.2  Administration....................................   1
      1.3  Persons Eligible for Awards.......................   2
      1.4  Types of Awards Under the Plan....................   2
      1.5  Shares Available for Awards.......................   3
      1.6  Definitions of Certain Terms......................   3
      1.7  Agreements Evidencing Awards......................   4
ARTICLE 2....................................................   5
      2.1  Grant of Stock Options............................   5
      2.2  Exercisability of Options.........................   5
      2.3  Limitation on Exercise............................   6
      2.4  Payment of Option Price...........................   6
      2.5  Termination of Employment Due to Death............   8
      2.6  Special Requirements for Incentive Stock Options..   8
ARTICLE 3....................................................   9
      3.1  Grant of Restricted Stock Awards..................   9
      3.2  Issuance and Restrictions.........................   9
      3.3  Forfeiture........................................   9
      3.4  Certificates for Restricted Stock.................   9
ARTICLE 4....................................................  10
      4.1  Grant of Other Stock-Based Awards.................  10
ARTICLE 5....................................................  10
      5.1  Performance Goals.................................  10
      5.2  Amendment of the Plan; Modification of Awards.....  10
      5.3  Restrictions......................................  11
      5.4  Nontransferability................................  11
      5.5  Withholding Taxes.................................  12
      5.6  Adjustments Upon Changes in Capitalization........  12
      5.7  Right of Discharge Reserved.......................  13
      5.8  No Rights as a Stockholder........................  13
      5.9  Nature of Payments................................  13
      5.10  Non-Uniform Determinations.......................  13
      5.11  Other Payments or Awards.........................  14
      5.12  Reorganization...................................  14
      5.13  Section Headings.................................  16
      5.14  Rights of First Refusal and......................  16
      5.15  Exculpation and Indemnification..................  16
      5.16  Effective Date and Term of the Plan..............  16
      5.17  Governing Law....................................  17

                                 LHS GROUP INC.
                   AMENDED AND RESTATED STOCK INCENTIVE PLAN

                                   ARTICLE 1
                                    GENERAL

     1.1  Purpose.
          -------

          The purpose of the LHS Group Inc. Amended and Restated Stock Incentive Plan (the "Plan") is to provide for certain officers, directors and key personnel, as defined in Section 1.3, of LHS Group Inc. (the "Company") and certain of its Affiliates an equity-based incentive in the form of stock options ("Options"), restricted stock and other stock-based awards to maintain and enhance the performance and profitability of the Company. It is the further purpose of this Plan to permit the granting of Options and other awards that will constitute performance based compensation for certain executive officers, as described in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder, if and to the extent that relief from the Code Section 162(m) limitation on certain tax deductions is sought by the Company.

     1.2  Administration.
          --------------

          (a) The Plan shall be administered by a committee (the "Committee") appointed by the Board of Directors of the Company (the "Board"), which Committee shall consist of two or more directors. It is intended that the directors appointed to serve on the Committee shall be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and "outside directors" (within the meaning of Code Section 162(m)) to the extent Rule 16b-3 and (if necessary for relief from the limitation under Code Section 162(m) and such relief is sought by the Company) Code Section 162(m), respectively, are applicable; however, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board.

          (b) The Committee shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Plan agreements executed pursuant to the Plan, (iii) to prescribe, amend and rescind rules relating to the Plan, (iv) to make any determination necessary or advisable in administering the Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan. The acts of a majority of the members present at any meeting of the Committee at which a quorum is present, or acts approved unanimously in writing by the entire Committee, shall be the acts of the Committee for purposes of the Plan.

          (c) The determination of the Committee on all matters relating to the Plan or any Plan agreement shall be conclusive.

          (d) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award hereunder.

          (e) Notwithstanding anything to the contrary contained herein: (i) until the Board shall appoint the members of the Committee, the Plan shall be administered by the Board, and (ii) the Board may, in its sole discretion, at any time and from time to time, resolve to administer the Plan. In either of the foregoing events, unless otherwise provided herein, the term Committee as used herein shall be deemed to mean the Board.

     1.3  Persons Eligible for Awards.
          ---------------------------

          Awards under the Plan may be made to such officers, directors, consultants and executive, managerial, professional or other employees ("key personnel") of the Company or its Affiliates as the Committee shall from time to time in its sole discretion select.

     1.4  Types of Awards Under the Plan.
          ------------------------------

          (a) Restricted Stock is Common Stock granted to a Participant under
Article 3 of the Plan that is subject to certain restrictions and to risk of forfeiture.

          (b) An Other Stock-Based Award is a right, granted to a Participant under Article 4 that relates to or is valued by reference to Common Stock or other Awards relating to Common Stock.

          (c) Options granted under the Plan may be either (i) "nonqualified" stock options subject to the provisions of Code Section 83 or (ii) options intended to qualify for incentive stock option treatment described in Code
Section 422 or any successor provision thereto.

          (d) All Options when granted are intended to be nonqualified stock options, unless the applicable Plan agreement explicitly states that the Option is intended to be an incentive stock option. If an Option is intended to be an incentive stock option, and if for any reason such Option (or any portion thereof) shall not qualify as an incentive stock option, then, to the extent of such nonqualification, such Option (or portion) shall be regarded as a nonqualified stock option appropriately granted under the Plan provided that such Option (or portion) otherwise meets the Plan's requirements relating to nonqualified stock options.

     1.5  Shares Available for Awards.
          ---------------------------

          (a) Subject to Section 5.6 (relating to adjustments upon changes in capitalization), the total number of shares of Common Stock with respect to which Awards may be granted under the Plan shall be eight million (8,000,000) shares of Common Stock, of which not more than 10% may be granted as Awards of Restricted Stock or unrestricted Awards of Common Stock. The maximum fair market value (measured as of the date of grant) of any Awards other than Options that may be received by any one Participant (less any consideration paid by the Participant for such Award) during any one calendar year under the Plan shall be $3,000,000.

          In accordance with (and without limitation upon) the preceding sentence, Awards may be granted in respect of shares covered by previously-granted Awards that have expired, terminated or been canceled for any reason whatsoever (other than by reason of exercise or vesting) and with respect to which shares a grantee has received no benefits of ownership (other than voting rights and dividends that were forfeited on such expiration, termination or cancellation).

          A person eligible for Awards under the Plan may not be granted Options under the Plan covering a total of more than one million (1,000,000) shares of Common Stock during the life of the Plan.

          (b) Shares of Common Stock that shall be subject to issuance pursuant to the Plan shall be authorized and unissued or treasury shares of Common Stock.

          (c) The aggregate Fair Market Value, determined as of the date an Option is granted, of the Common Stock for which any grantee may be awarded incentive stock options which are first exercisable by the grantee during any calendar year under the Plan (or any other stock option plan required to be taken into account under Code Section 422(d)) shall not exceed $100,000.

     1.6  Definitions of Certain Terms.
          ----------------------------

          (a) The term "Affiliate" as used herein means any person or entity which, at the time of reference, directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company.

          (b) The term "Award" as used herein means any Option, Restricted Stock Award, or Other Stock-Based Award, or any other right or interest relating to Common Stock or cash, granted to a Participant under the Plan.

          (c) The term "Common Stock" as used herein means the shares of common stock of the Company as constituted on the Effective Date, and any other shares into which such common stock shall thereafter be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like.

          (d) The term "Effective Date" as used herein means June 18, 1996, being the date that the Plan was originally adopted by the Board.

          (e) Except as otherwise determined by the Committee in its sole discretion, the "Fair Market Value" as of any determination date and in respect of any share of Common Stock shall be (i) if the Common Stock is listed for trading on the New York Stock Exchange, the closing price, regular way, of the Common Stock on such determination date as reported on the New York Stock Exchange Composite Tape, or if no such reported sale of the Common Stock shall have occurred on such determination date, on the next preceding date on which there was such a reported sale; (ii) if the Common Stock is not so listed but is listed on another national securities exchange or authorized for quotation on the National Association of Securities Dealers Inc.'s Nasdaq National Market ("Nasdaq National Market"), the closing price, regular way, of the Common Stock on such exchange or Nasdaq National Market, as the case may be, on which the largest number of shares of Common Stock have been traded in the aggregate on the preceding 20 trading days on such determination date, or if no such reported sale of the Common Stock shall have occurred on such determination date on such exchange or Nasdaq National Market, as the case may be, on the preceding date on which there was such a reported sale on such exchange or Nasdaq National Market, as the case may be; (iii) if the Common Stock is not listed for trading on a national securities exchange or authorized for quotation on Nasdaq National Market, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System ("Nasdaq") on such determination date, or if no such prices shall have been so reported for such determination date, on the next preceding date for which such prices were so reported; or (iv) if the Common Stock is not listed for trading on a national securities exchange, authorized for quotation on Nasdaq National Market or reported on Nasdaq, the fair market value of the Common Stock on such determination date, as determined by the Committee in its sole discretion.

     1.7  Agreements Evidencing Awards.
          ----------------------------

          (a) Awards granted under the Plan shall be evidenced by written agreements. Any such written agreements shall (i) contain such provisions not inconsistent with the terms of the Plan as the Committee may in its sole discretion deem necessary or desirable, and (ii) be referred to herein as "Plan agreements."

          (b) Each Plan agreement shall set forth the number of shares of Common Stock subject to the Award granted thereby.

          (c) Each Plan agreement with respect to the granting of an Option shall set forth the amount (the "Option Exercise Price") payable by the grantee to the Company in connection with the exercise of the Option evidenced thereby. The Option Exercise Price per share shall not be less than 100 percent of the Fair Market Value of a share of Common Stock on the date the Option is granted (subject, in the case of incentive stock options, to Section
2.6 of the Plan).


                                   ARTICLE 2
                                 STOCK OPTIONS

     2.1  Grant of Stock Options.
          ----------------------

          The Committee may grant Options to purchase shares of Common Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan. Incentive stock options shall be subject to the provisions of Section 2.6.

     2.2  Exercisability of Options.
          -------------------------

          Subject to the other provisions of this Plan:

          (a)  Exercisability -- In General.  Each Plan agreement shall set
               ----------------------------
forth the period during which and the conditions subject to which the Option evidenced thereby shall be exercisable, as determined by the Committee in its sole discretion (including without limitation any limitations or prohibitions on exercisability after termination of employment).

          (b)  Initial Exercisability; Term.  Unless the applicable Plan
               ----------------------------
agreement, in the Committee's sole discretion, otherwise specifies:

               (i) no Option shall be exercisable prior to the first anniversary of the date of grant;

               (ii) unless otherwise earlier expired, terminated or canceled under the Plan or the Plan agreement, each Option granted under the Plan shall become exercisable (A) on the first anniversary of the date of grant, with respect to 25 percent of the shares of Common Stock subject to the Option, rounded down to the next lower full share of Common Stock, and (B) on the first day of each of the next 48 months following such anniversary, with respect to 1.5625 percent of such shares, rounded down to the next lower full share of Common Stock; provided that, to the extent that the exercisability of the Option is delayed with respect to fractional shares on account of rounding, the Option shall also become exercisable with respect to such fractional shares if and as they become a whole share on a cumulative basis; and

               (iii) each Option that becomes exercisable shall remain 100 percent exercisable through the day prior to the 10th anniversary of the date of grant or such earlier date on which it expires, terminates or is canceled under the Plan or the Plan agreement, at which time such Option shall terminate and cease to be exercisable.

          (c)  Exercisability After Termination of Employment.  Unless otherwise
               ----------------------------------------------
provided in the Plan agreement or herein, no Option (or portion thereof) shall ever be exercisable if the grantee's employment with the Company or its Affiliates has terminated before the time at which such Option would otherwise have become exercisable, and any Option that would otherwise become exercisable after such termination shall not become exercisable and shall be canceled upon such termination. Notwithstanding the foregoing provisions of this Section 2.2, Options exercisable pursuant to the schedule set forth by the Committee at the time of grant may be fully or more rapidly exercisable or otherwise vested at any time in the sole discretion of the Committee.

          (d)  Partial Exercise Permitted.  Unless the applicable Plan agreement
               --------------------------
otherwise provides, an Option granted under the Plan may be exercised from time to time as to all or part of the full number of shares as to which such Option shall then be exercisable.

          (e)  Notice of Exercise; Exercise Date.
               ---------------------------------

               (i) An Option shall be exercisable by the filing of a written notice of exercise with the Company, on such form and in such manner as the Committee shall in its sole discretion prescribe, and by payment in accordance with Section 2.4.

               (ii) Unless the applicable Plan agreement otherwise provides or the Committee in its sole discretion otherwise determines, the date of exercise of an Option shall be the date the Company receives such written notice of exercise.

          2.3  Limitation on Exercise.
               ----------------------

          Notwithstanding any other provision of the Plan, and subject to
Section 2.6, no Plan agreement shall permit an incentive stock option to be exercisable more than 10 years after the date of grant.

          2.4  Payment of Option Price.
               -----------------------

          (a)  Tender Due Upon Notice of Exercise.  Unless the applicable Plan
               ----------------------------------
agreement otherwise provides or the Committee in its sole discretion otherwise determines, any written notice of exercise of an Option shall be accompanied by payment of the full purchase price for the shares being purchased.

          (b)  Manner of Payment.  Payment of the Option Exercise Price shall be
               -----------------
made in any combination of the following:

               (i) by certified or official bank check payable to the Company (or the equivalent thereof acceptable to the Committee);

               (ii) with the consent of the Committee in its sole discretion, by personal check (subject to collection), which may in the Committee's sole discretion be deemed conditional;

               (iii) if and to the extent provided in the applicable Plan agreement, by delivery of previously acquired shares of Common Stock having a Fair Market Value (determined as of the Option exercise date) equal to the portion of the Option Exercise Price being paid thereby, provided that the Committee may require the grantee to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery does not require any Consent (as defined in Section 5.3(b)); and

               (iv) with the consent of the Committee in its sole discretion, by the promissory note and agreement of the grantee providing for payment with interest on the unpaid balance accruing at a rate not less than that needed to avoid the imputation of income under Code
          Section 7872 and upon such terms and conditions (including the security, if any, therefor) as the Committee may determine; provided that any promissory note issued in accordance with this Section 2.4(b)(v) shall be secured by the stock issued in connection with delivery of such note and shall provide for full recourse against the grantee, unless the Committee otherwise determines.

          (c)  Cashless Exercise.  Payment in accordance with clause (i) of
               -----------------
Section 2.4(b) may be deemed to be satisfied if and to the extent acceptable to the Committee in its sole discretion, as provided in the applicable Plan agreement or otherwise, (i) by delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Common Stock acquired upon exercise to pay for all of the Common Stock acquired upon exercise and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be made at the grantee's direction at the time of exercise, provided that the Committee may require the grantee to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery does not require any Consent (as defined in Section 5.3(b)), or (ii) pursuant to such other arrangement for cashless exercises as may be acceptable to the Committee in its sole discretion.

          (d)  Issuance of Shares.  As soon as practicable after receipt of full
               ------------------
payment, the Company shall deliver to the grantee one or more certificates for the shares of Common Stock so purchased, which certificates may bear such legends as the Company may deem appropriate concerning restrictions, including without limitation any applicable rights of first refusal or rights of repurchase, on the disposition of the shares in accordance with applicable securities laws, rules and regulations, or the Plan or the applicable Plan agreement, or otherwise. Any fractional shares of Common Stock resulting from a grantee's election under Section 2.4(b) or 5.5 that are accepted by the Company shall in the sole discretion of the Committee be paid in cash.

     2.5  Termination of Employment Due to Death.
          --------------------------------------

          Unless the applicable Plan agreement provides otherwise, if a grantee's employment terminates by reason of death, the Options (if any) otherwise exercisable by him immediately prior to his death shall be exercisable by the person to whom such Options pass under the grantee's will (or, if applicable, pursuant to the laws of descent or distribution) until the earlier of (i) one year after the grantee's death or (ii) the date on which such Options terminate or expire in accordance with provisions of the Plan and the Plan agreement. Any person who obtains the right to exercise the Options shall be subject to all the provisions of the Plan and the Plan agreement.

     2.6  Special Requirements for Incentive Stock Options.
          ------------------------------------------------

          In order for a grantee to receive special tax treatment with respect to stock acquired under an Option intended to be an incentive stock option, the grantee of such Option must be, at all times during the period beginning on the date of grant and ending on the day three months before the date of exercise of such Option, an employee of the Company or any of the Company's parent or subsidiary corporations (within the meaning of Code Section 424), or of a corporation or a parent or subsidiary corporation of such corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies. No Option intended to be an incentive stock option shall be granted under the Plan unless the Plan is approved, directly or indirectly, by (i) the express consent of stockholders holding at least a majority of the Company's voting stock voting in person or by proxy at a duly held stockholders, meeting, or (ii) the unanimous written consent of the stockholders of the Company, within 12 months before or after the date the Plan is adopted. If an Option granted under the Plan is intended to be an incentive stock option, and if the grantee, at the time of the grant, owns stock possessing 10 percent or more of the total combined voting power of all classes of stock of the grantee's employer corporation or of its parent or subsidiary corporation, then (i) the Option Exercise Price per share shall in no event be less than 110 percent of the Fair Market Value of the Common Stock on the date of such grant, and (ii) such Option shall not be exercisable after the expiration of five years after the date such Option is granted.

                                   ARTICLE 3
                            RESTRICTED STOCK AWARDS

     3.1. Grant of Restricted Stock.
          -------------------------

          The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. All Awards of Restricted Stock shall be evidenced by a Plan agreement.

     3.2. Issuance and Restrictions.
          -------------------------

          Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

     3.3. Forfeiture.
          ----------

          Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide in any Plan agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

     3.4. Certificates for Restricted Stock.
          ---------------------------------

          Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

                                   ARTICLE 4
                           OTHER STOCK-BASED AWARDS

     4.1. Grant of Other Stock-Based Awards.
          ---------------------------------

          The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation shares of Common Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock, and Awards valued by reference to book value of shares of Common Stock or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such Awards.

                                   ARTICLE 5
                                 MISCELLANEOUS

     5.1  Performance Goals.  The Committee may determine that any Award granted
          -----------------
pursuant to this Plan to a Participant (including, but not limited to, Participants who are "covered employees" as defined in Code Section 162(m)) shall be determined solely on the basis of (a) the achievement by the Company or a parent or subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Company's, or a parent's or subsidiary's, stock price, (c) the achievement by an individual or a business unit of the Company, or of a parent or subsidiary, of a specified target, or target growth in, revenues, net income or earnings per share, including, without limitation, earnings before interest, taxes, depreciation and amortization (EBITDA), or (d) any combination of the goals set forth in (a) through (c) above. If an Award is made on such basis, the Committee has the right for any reason to reduce (but not increase) the Award, notwithstanding the achievement of a specified goal.
If an Award is made on such basis, the Committee shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code Section 162(m) or the regulations thereunder). Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

     5.2  Amendment of the Plan; Modification of Awards.
          ---------------------------------------------

          (a)  Plan Amendments.  The Board may, without stockholder approval, at
               ---------------
any time and from time to time suspend, discontinue or amend the Plan in any respect whatsoever, except that no such amendment shall impair any rights under any Award theretofore granted under the Plan without the consent of the grantee of such Award; provided that the Board may not make any amendment to the Plan that would, if such amendment were not approved by the stockholders of the Company, cause the Plan to fail to comply with any requirement of applicable law or regulation, unless and until the approval of the stockholders of the Company is obtained. Furthermore, except as and to the extent otherwise permitted by
Section 5.6 or 5.12, no such amendment shall, without stockholder approval, provide for the grant of Options that are intended to be performance-based for purposes of Code Section 1.62(m), or any incentive stock options, having an Option Exercise Price per share of Common Stock less than 100 percent of the Fair Market Value of a share of Common Stock on the date of grant.

          (b)  Award Modifications.  With the consent of the grantee and subject
               -------------------
to the terms and conditions of the Plan (including Section 5.2(a)), the Committee may amend outstanding Plan agreements with such grantee, including, without limitation, any amendment which would (i) accelerate the time or times at which an Award may vest or become exercisable and/or (ii) extend the scheduled termination or expiration date of the Award.

     5.3  Restrictions.
          ------------

          (a)  Consent Requirements.  If the Committee shall at any time
               --------------------
determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award under the Plan, the acquisition, issuance or purchase of shares or other rights hereunder or the taking of any other action hereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. Without limiting the generality of the foregoing, the Committee shall be entitled to determine not to make any payment whatsoever until Consent has been given if (i) the Committee may make any payment under the Plan in cash, Common Stock or both, and (ii) the Committee determines that Consent is necessary or desirable as a condition of, or in connection with, payment in any one or more of such forms.

          (b)  Consent Defined.  The term "Consent" as used herein with respect
               ---------------
to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or other self-regulatory organization or under any federal, state, local or foreign law, rule or regulation, (ii) the expiration, elimination or satisfaction of any prohibitions, restrictions or limitations under any federal, state or local law, rule or regulation or the rules of any securities exchange or other self-regulatory organization, (iii) any and, all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, and (iv) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies or any parties to any loan agreements or other contractual obligations of the Company or any Affiliate.

     5.4  Nontransferability.
          ------------------

          No Option or unvested Restricted Stock Award granted to any grantee under the Plan or under any Plan agreement shall be assignable or transferable by the grantee other than by will or by the laws of descent and distribution; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability, (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an incentive stock option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards. During the lifetime of the grantee, all rights with respect to any incentive stock option granted to the grantee under the Plan or under any Plan agreement shall be exercisable only by him.

     5.5  Withholding Taxes.
          -----------------

          Whenever under the Plan shares of Common Stock are to be delivered pursuant to an Award, the Committee may require as a condition of delivery that the grantee remit an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto. Whenever cash is to be paid under the Plan, the Company may, as a condition of its payment, deduct therefrom, or from any salary or other payments due to the grantee, an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto or to the delivery of any shares of Common Stock under the Plan.

          Upon exercise of an Award, the grantee may, if permitted by the Committee in its sole discretion, make a written election to have shares of Common Stock then issued withheld by the Company from the shares of Common Stock otherwise to be received, or to deliver previously owned shares of Common Stock, in order to satisfy the liability for such withholding taxes. In the event that the grantee makes, and the Committee permits, such an election, the number of shares of Common Stock so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes. Where the exercise of an Award does not give rise to an obligation by the Company to withhold federal, state or other governmental income or other taxes on the date of exercise, but may give rise to such an obligation in the future, the Committee may, in its sole discretion, make such arrangements and impose such requirements as it deems necessary or appropriate. Notwithstanding anything contained in the Plan to the contrary, the grantee's satisfaction of any tax-withholding requirements imposed by the Committee shall be a condition precedent to the Company's obligation as may otherwise be provided hereunder to provide shares of Common Stock to the grantee, and the failure of the grantee to satisfy such requirements with respect to the exercise of an Award shall cause such Award to be canceled.

     5.6  Adjustments Upon Changes in Capitalization.
          ------------------------------------------

          In the event a stock dividend is declared upon the Common Stock, the shares of Common Stock then subject to each unexercised Award shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the Common Stock shall be changed into or exchanged for a different number or class of shares of stock or securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, there shall be substituted for each such share of Common Stock then subject to each Award the number and class of shares into which each outstanding share of Common Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Award; provided that any Awards covering fractional shares of Common Stock resulting from any such adjustment shall be eliminated. The foregoing provisions of this Section 5.6 shall not apply with respect to the twenty-for-one split of the Common Stock that became effective on October 16, 1996.

     5.7  Right of Discharge Reserved.
          ---------------------------

          Nothing in the Plan or in any Plan agreement shall confer upon any person the right to continue in the employment or service of the Company or an Affiliate or affect any right which the Company or an Affiliate may have to terminate the employment or service of such person.

     5.8  No Rights as a Stockholder.
          --------------------------

          No grantee or other person shall have any of the rights of a stockholder of the Company with respect to shares subject to an Award until the issuance of a stock certificate (including any restricted stock certificate, unless otherwise provided in an applicable Plan agreement) to him for such shares. Except as otherwise provided in Section 5.6, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

     5.9  Nature of Payments.
          ------------------

          (a) Any and all Awards hereunder shall be granted, issued, delivered or paid, as the case may be, in consideration of services performed for the Company or for its Affiliates by the grantee.

          (b) All such Awards shall be considered special incentive payments to the grantee and shall not, unless otherwise determined by the Committee or required by the terms of such benefit plan or agreement, be taken into account in computing the grantee's salary or compensation for the purposes of determining any benefits under (i) any pension, retirement, life insurance or other benefit plan of the Company or any Affiliate or (ii) any agreement between the Company or any Affiliate and the grantee.

          (c) By accepting an Award under the Plan, the grantee shall thereby waive any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided herein or in the applicable Plan agreement, notwithstanding any contrary provision in any written employment contract with the grantee, whether any such contract is executed before or after the grant date of the Award.

     5.10 Non-Uniform Determinations.
          --------------------------

          The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Plan agreements, as to (a) the persons to receive Awards under the Plan, and (b) the terms and provisions of Awards under the Plan.

     5.11 Other Payments or Awards.
          ------------------------

          Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company, any Affiliate or the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

     5.12 Reorganization.
          --------------

          (a) In the event that the Company is merged or consolidated with another corporation and, whether or not the Company shall be the surviving corporation, there shall be any change in the shares of Common Stock by reason of such merger or consolidation, or in the event that all or substantially all of the assets of the Company are acquired by another person, or in the event of a "Change of Control" (as defined in Section 5.12(c) below) after the date of the adoption of this Plan, or in the event of a reorganization or liquidation of the Company (each such event being hereinafter referred to as a "Reorganization Event") or in the event that the Board shall propose that the Company enter into a Reorganization Event, then the Committee may in its sole discretion, by written notice to a grantee, provide that the grantee's Options (or other Awards in the nature of rights that may be exercised) will be terminated unless exercised within 30 days (or such longer period as the Committee shall determine in its sole discretion) after the date of such notice; provided that if the Committee takes such action the Committee also shall accelerate the dates upon which all outstanding Options (or other Awards in the nature of rights that may be exercised) of such grantee shall be exercisable. The Committee also may in its sole discretion by written notice to a grantee provide that all or some of the restrictions on any of his other Awards may lapse in the event of a Reorganization Event upon such terms and conditions as the Committee may determine. Without limiting the generality of the foregoing, or of any other provisions of this Section 5.12, in the event of a Change of Control (as defined in Section 5.12(c) below) (i) each Option granted under the Plan shall become fully and immediately exercisable for all of the shares of Common Stock with respect to which the Option had not previously become exercisable pursuant to
Section 2.2 or the applicable Plan agreement, (ii) all restrictions on outstanding Restricted Stock Awards shall lapse immediately, and (iii) all other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse.

          (b) Whenever deemed appropriate by the Committee, the actions referred to in Section 5.12(a) may be made conditional upon the consummation of the applicable Reorganization Event.

          (c) For purposes of Section 5.12(a), any of the following events shall constitute a "Change of Control":

               (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (A) any acquisition by a Person who is on the Effective Date the beneficial owner of 35% or more of the Outstanding Company Voting Securities, (B) any acquisition directly from the Company, (C) any acquisition by the Company, (D) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (E) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection
          (iii) of this definition; or

               (ii) Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

               (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 65% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Voting Securities, and (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 35% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

Notwithstanding the foregoing, the term "Change of Control" shall not include an offering of any class of shares of Common Stock of the Company or any of its Affiliates registered under the Securities Act of 1933, as amended (or any successor act).

     5.13 Section Headings.
          ----------------

          The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections.

     5.14 Rights of First Refusal and Repurchase.
          --------------------------------------

          At the time of grant, the Committee may provide in connection with any grant made under the Plan that shares of Common Stock received in connection with Awards shall be subject to a right of first refusal pursuant to which the Company shall be entitled to purchase such shares of Common Stock in the event of a prospective sale of the shares of Common Stock, subject to such terms and conditions as the Committee may specify at the time of grant or (if permitted by the Plan agreement) thereafter, and to a right of repurchase, pursuant to which the Company shall be entitled to purchase such shares of Common Stock at a price determined by, or under a formula set by, the Committee at the time of grant or (if permitted by the Plan agreement) thereafter, subject to such other terms and conditions as the Committee may specify at the time of grant.

     5.15 Exculpation and Indemnification.
          -------------------------------

          To the maximum extent permitted by law, the Company shall indemnify and hold harmless the members of the Board and the members of the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person's duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful misconduct or criminal acts of such persons.

     5.16 Effective Date and Term of the Plan.
          -----------------------------------

          The Plan became as of the Effective Date. The Plan will terminate on June 17, 2006, which is 10 years after the Effective Date, and no Awards shall thereafter be made under the Plan. Notwithstanding the foregoing, all Awards made under the Plan prior to such termination date shall remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Plan agreement.

     5.17 Governing Law.
          -------------

          THE PLAN SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

                                   APPENDIX B



                                 LHS GROUP INC.

                  1998 QUALIFIED EMPLOYEE STOCK PURCHASE PLAN

                                 LHS GROUP INC.

                  1998 QUALIFIED EMPLOYEE STOCK PURCHASE PLAN


                               TABLE OF CONTENTS

Article I - BACKGROUND...........................................................   1
          1.1    Establishment of the Plan.......................................   1
          1.2    Applicability of the Plan.......................................   1
          1.3    Purpose.........................................................   1
Article II - DEFINITIONS.........................................................   1
          2.1    Administrator...................................................   1
          2.2    Board...........................................................   1
          2.3    Code............................................................   1
          2.4    Committee.......................................................   1
          2.5    Common Stock....................................................   2
          2.6    Compensation....................................................   2
          2.7    Contribution Account............................................   2
          2.8    Corporation.....................................................   2
          2.9    Direct Registration System......................................   2
          2.10   Effective Date..................................................   2
          2.11   Eligible Employee...............................................   2
          2.12   Employee........................................................   2
          2.13   Employer........................................................   2
          2.14   Fair Market Value...............................................   2
          2.15   Offering Date...................................................   3
          2.16   Offering Period.................................................   3
          2.17   Option..........................................................   3
          2.18   Participant.....................................................   3
          2.19   Plan............................................................   3
          2.20   Purchase Date...................................................   3
          2.21   Purchase Price..................................................   3
          2.22   Request Form....................................................   3
          2.23   Stock Account...................................................   3
          2.24   Subsidiary......................................................   4
          2.25   Trading Date....................................................   4

Article III - ELIGIBILITY AND PARTICIPATION............................................................      4
          3.1  Eligibility.............................................................................      4
          3.2  Initial Participation...................................................................      4
          3.3  Leave of Absence........................................................................      4
Article IV - STOCK AVAILABLE...........................................................................      5
          4.1  In General..............................................................................      5
          4.2  Adjustment in Event of Changes in Capitalization........................................      5
          4.3  Dissolution, Liquidation, or Merger.....................................................      6
Article V. - OPTION PROVISIONS.........................................................................      6
          5.1  Purchase Price..........................................................................      6
          5.2  Calendar Year $25,000 Limit.............................................................      6
          5.3  Offering Period Limit...................................................................      6
Article VI - PURCHASING COMMON STOCK...................................................................      6
          6.1  Participant's Contribution Account......................................................      7
          6.2  Payroll Deductions, Dividends...........................................................      7
          6.3  Deduction Changes and Discontinuance....................................................      7
          6.4  Leave of Absence; Transfer of Ineligible Status.........................................      8
          6.5  Automatic Exercise......................................................................      8
          6.6  Listing, Registration, and Qualification of Shares......................................      8
Article VII - WITHDRAWALS, DISTRIBUTIONS...............................................................      9
          7.1  Discontinuance of Deductions; Leave of Absence; Transfer to Ineligible Status...........      9
          7.2  In-Service Withdrawals..................................................................      9
          7.3  Termination of Employment for Reasons Other Than Death..................................      9
          7.4  Death...................................................................................      9
          7.5  Registration............................................................................     10
Article VIII - AMENDMENT AND TERMINATION...............................................................     10
          8.1  Amendment...............................................................................     10
          8.2  Termination.............................................................................     11
Article IX - MISCELLANEOUS.............................................................................     11
          9.1  Shareholder Approval....................................................................     11
          9.2  Employment Rights.......................................................................     11
          9.3  Tax Withholding.........................................................................     11
          9.4  Rights Not Transferable.................................................................     11
          9.5  No Repurchase of Stock by Corporation...................................................     11
          9.6  Governing Law...........................................................................     12
          9.7  Shareholder Approval; Registration......................................................     12

                                 LHS GROUP INC.
                  1998 QUALIFIED EMPLOYEE STOCK PURCHASE PLAN


                                   ARTICLE I
                                   BACKGROUND


     1.1 ESTABLISHMENT OF THE PLAN. LHS Group Inc. (the "Corporation") hereby establishes a stock purchase plan, effective July 1, 1998, to be known as the "LHS Group Inc. 1998 Qualified Employee Stock Purchase Plan" (the "Plan"), as set forth in this document. The Plan is intended to be a qualified employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended, and the regulations and rulings thereunder.


     1.2 APPLICABILITY OF THE PLAN. The provisions of this Plan are applicable only to certain individuals who, on or after July 1, 1998, are employees of the Corporation and its subsidiaries participating in the Plan.


     1.3 PURPOSE. The purpose of the Plan is to enhance the proprietary interest among the employees of the Corporation and its participating subsidiaries through ownership of Common Stock of the Corporation.


                                   ARTICLE II
                                  DEFINITIONS


     Whenever capitalized in this document, the following terms shall have the respective meanings set forth below.


     2.1 ADMINISTRATOR. Administrator shall mean the person or persons (who may be officers or employees of the Corporation) selected by the Committee to operate the Plan, perform day-to-day administration of the Plan, and maintain records of the Plan.

     2.2  BOARD.  Board shall mean the Board of Directors of the Corporation.

     2.3 CODE. Code shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations thereunder.

     2.4 COMMITTEE. Committee shall mean a committee which consists of members of the Board and which has been designated by the Board to have the general responsibility for the administration of the Plan. Unless otherwise designated by the Board, the Compensation Committee of the Board of Directors of the Corporation shall serve as the Committee administering the Plan. Subject to the express provisions of the Plan, the Committee shall have plenary authority in its sole and absolute discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations necessary or advisable for administering the Plan. The Committee's determinations on the foregoing matters shall be conclusive and binding upon all persons.

     2.5 COMMON STOCK. Common Stock shall mean the common stock, par value $.01, of the Corporation.

     2.6 COMPENSATION. Compensation shall mean, for any Participant, for any Offering Period, the Participant's total compensation, as required to be reported in Form W-2, for the respective period, subject to appropriate adjustments that would exclude items such as non-cash compensation and reimbursement of moving, travel, trade or business expenses.

     2.7 CONTRIBUTION ACCOUNT. Contribution Account shall mean the bookkeeping account established by the Administrator on behalf of each Participant, which shall be credited with the amounts deducted from the Participant's Compensation pursuant to Article VI. The Administrator shall establish a separate Contribution Account for each Participant for each Offering Period.

     2.8 CORPORATION. Corporation shall mean LHS Group Inc., a Delaware corporation.

     2.9 DIRECT REGISTRATION SYSTEM. Direct Registration System shall mean a direct registration system approved by the Securities and Exchange Commission and by the National Association of Securities Dealers, Inc. or any securities exchange on which the Common Stock is then listed, whereby shares of Common Stock may be registered in the holder's name in book-entry form on the books of the Corporation.

     2.10 EFFECTIVE DATE.  Effective Date shall mean July 1, 1998.

     2.11 ELIGIBLE EMPLOYEE. An Employee eligible to participate in the Plan pursuant to Section 3.1.

     2.12 EMPLOYEE. Employee shall mean an individual employed by an Employer who meets the employment relationship described in Treasury Regulation Sections 1.423-2(b) and Section 1.421-7(h).

     2.13 EMPLOYER. Employer shall mean the Corporation and any Subsidiary designated by the Committee as an employer participating in the Plan.

     2.14 FAIR MARKET VALUE. Fair Market Value of a share of Common Stock, as of any applicable date, shall mean (i) if the Common Stock is listed on a securities exchange or is traded over the Nasdaq National Market, the closing sales price on such exchange or over such system on such date, or (ii) if the Common Stock is not listed on a securities exchange or traded over the Nasdaq National Market, the mean between the bid and offered prices as quoted by Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

     2.15 OFFERING DATE. Offering Date shall mean the first Trading Date of each Offering Period.

     2.16 OFFERING PERIOD. Offering Period shall mean the six (6) month periods beginning January 1 and July 1 of each year during which offers to purchase Common Stock are outstanding under the Plan. No Offering Period shall begin and no payroll deductions shall be taken until the effective date of a Registration Statement under the Securities Act of 1933, as amended, covering the shares to be issued under the Plan.

     2.17 OPTION. Option shall mean the option to purchase Common Stock granted under the Plan on each Offering Date.

     2.18 PARTICIPANT. Participant shall mean any Eligible Employee who has elected to participate in the Plan under Section 3.2.

     2.19 PLAN. Plan shall mean the LHS Group Inc. 1998 Qualified Employee Stock Purchase Plan, as amended and in effect from time to time.

     2.20 PURCHASE DATE. Purchase Date shall mean the last Trading Date of each Offering Period.

     2.21 PURCHASE PRICE. Purchase Price shall mean the purchase price of Common Stock determined under Section 5.1.

     2.22 REQUEST FORM. Request Form shall mean an Employee's authorization either in writing on a form approved by the Administrator or through electronic communication approved by the Administrator which specifies the Employee's payroll deduction in accordance with Section 6.2, and contains such other terms and provisions as may be required by the Administrator.

     2.23 STOCK ACCOUNT. Stock Account shall mean the account established by the Administrator on behalf of each Participant, which shall be credited with shares of Common Stock purchased pursuant to the Plan and dividends thereon until distributed in accordance with the terms of the Plan.

     2.24 SUBSIDIARY. Subsidiary shall mean any present or future corporation which is a "subsidiary corporation" of the Corporation as defined in Code
Section 424.

     2.25 TRADING DATE. Trading Date shall mean a date on which shares of Common Stock are traded on the Nasdaq National Market, a national securities exchange or in the over-the-counter market.

     Except when otherwise indicated by the context, the definition of any term herein in the singular may also include the plural.


                                  ARTICLE III
                         ELIGIBILITY AND PARTICIPATION

     3.1 ELIGIBILITY. Each Employee who is an Employee regularly scheduled to work at least 20 hours each week and at least five months each calendar year shall be eligible to participate in the Plan as of the later of:

     (a) the Offering Date immediately following the Employee's last date of hire by an Employer; or

     (b)  the Effective Date.

     On each Offering Date, Options will automatically be granted to all Employees then eligible to participate in the Plan; provided, however, that no Employee shall be granted an Option for an Offering Period if, immediately after the grant, the Employee would own stock, and/or hold outstanding options to purchase stock, possessing five percent or more of the total combined voting power or value of all classes of stock of the Corporation or any Subsidiary.
For purposes of this Section, the attribution rules of Code Section 424(d) shall apply in determining stock ownership of any Employee. If an Employee is granted an Option for an Offering Period and such Employee does not participate in the Plan for such Offering Period, such Option will be deemed never to have been granted for purposes of applying the $25,000 annual limitation described in
Section 5.2.

     3.2 INITIAL PARTICIPATION. An Eligible Employee having been granted an Option under Section 3.1 may submit a Request Form to the Administrator to participate in the Plan for an Offering Period. The Request Form shall authorize a regular payroll deduction from the Employee's Compensation for the Offering Period, subject to the limits and procedures described in Article VI. A Participant's Request Form authorizing a regular payroll deduction shall remain effective from Offering Period to Offering Period until amended or canceled under Section 6.3.

     3.3 LEAVE OF ABSENCE. For purposes of Section 3.1, an individual on a leave of absence from an Employer shall be deemed to be an Employee for the first 180 days of such leave. Such individual's employment with the Employer shall be deemed to terminate at the close of business on the 180th day of the leave, unless the individual has returned to regular employment with an Employer before the close of business on such 180th day. Termination of any individual's leave of absence by an Employer, other than on account of a return to employment with an Employer, shall be deemed to terminate an individual's employment with the Employer for all purposes of the Plan.


                                  ARTICLE IV
                                STOCK AVAILABLE

     4.1 IN GENERAL. Subject to the adjustments in Sections 4.2 and 4.3, an aggregate of 500,000 shares of Common Stock shall be available for purchase by Participants pursuant to the provisions of the Plan. These shares may be authorized and unissued shares or may be shares issued and subsequently acquired by the Corporation. If an Option under the Plan expires or terminates for any reason without having been exercised in whole or part, the shares subject to such Option that are not purchased shall again be available for subsequent Option grants under the Plan. If the total number of shares of Common Stock for which Options are exercised on any Purchase Date exceeds the maximum number of shares then available under the Plan, the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable; and the balance of the cash credited to Participants' Contribution Accounts shall be distributed to the Participants as soon as practicable.

     4.2  ADJUSTMENT IN EVENT OF CHANGES IN CAPITALIZATION.   In the event of a
stock dividend, stock split or combination of shares, recapitalization or other change in the Corporation's capitalization, or other distribution with respect to holders of the Corporation's Common Stock other than normal cash dividends, an automatic adjustment shall be made in the number and kind of shares as to which outstanding Options or portions thereof then unexercised shall be exercisable and in the available shares set forth in Section 4.1, so that the proportionate interest of the Participants shall be maintained as before the occurrence of such event. This adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Purchase Price per share; provided, however, that in no event shall any adjustment be made that would cause any Option to fail to qualify as an option pursuant to an employee stock purchase plan within the meaning of Section 423 of the Code.

     4.3 DISSOLUTION, LIQUIDATION, OR MERGER. Upon the dissolution or liquidation of the Corporation, or upon a reorganization, merger, or consolidation of the Corporation with one or more corporations in which the Corporation is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Corporation to another corporation, the holder of each Option then outstanding under the Plan shall be entitled to receive at the next Purchase Date upon the exercise of such Option for each share as to which such Option shall be exercised, as nearly as reasonably may be determined, the cash, securities, or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of such transaction. The Board shall take such steps in connection with these transactions as the Board deems necessary or appropriate to assure that the provisions of this Section shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the cash, securities, or property which the holder of the Option may thereafter be entitled to receive. In lieu of the foregoing, the Committee may terminate the Plan in accordance with Section 8.2.


                                   ARTICLE V
                               OPTION PROVISIONS

     5.1 PURCHASE PRICE. The Purchase Price of a share of Common Stock purchased for a Participant pursuant to each exercise of an Option shall be the lesser of:

     (a) 85 percent of the Fair Market Value of a share of Common Stock on the Offering Date; or


     (b) 85 percent of the Fair Market Value of a share of Common Stock on the Purchase Date.

     5.2 CALENDAR YEAR $25,000 LIMIT. Notwithstanding anything else contained herein, no Employee may be granted an Option for any Offering Period which permits such Employee's rights to purchase Common Stock under this Plan and any other qualified employee stock purchase plan (within the meaning of Code Section
423) of the Corporation and its Subsidiaries to accrue at a rate which exceeds $25,000 of Fair Market Value of such Common Stock for each calendar year in which an Option is outstanding at any time. For purposes of this Section, Fair Market Value shall be determined as of the Offering Date.

     5.3 OFFERING PERIOD LIMIT. Notwithstanding anything else contained herein, the maximum number of shares of Common Stock that an Eligible Employee may purchase in any Offering Period is 1,000 shares.


                                  ARTICLE VI
                            PURCHASING COMMON STOCK

     6.1 PARTICIPANT'S CONTRIBUTION ACCOUNT. The Administrator shall establish a book account in the name of each Participant for each Offering Period. As discussed in Section 6.2 below, a Participant's payroll deductions shall be credited to the Participant's Contribution Account, without interest, until such cash is withdrawn, distributed, or used to purchase Common Stock as described below.

     During such time, if any, as the Corporation participates in a Direct Registration System, shares of Common Stock acquired upon exercise of an Option shall be directly registered in the name of the Participant. If the Corporation does not participate in a Direct Registration System, then until distribution is requested by a Participant pursuant to Article VII, stock certificates evidencing the Participant's shares of Common Stock acquired upon exercise of an Option shall be held by the Corporation as the nominee for the Participant. These shares shall be credited to the Participant's Stock Account. Certificates shall be held by the Corporation as nominee for Participants solely as a matter of convenience. A Participant shall have all ownership rights as to the shares credited to his or her Stock Account, and the Corporation shall have no ownership or other rights of any kind with respect to any such certificates or the shares represented thereby.

     All cash received or held by the Corporation under the Plan may be used by the Corporation for any corporate purpose. The Corporation shall not be obligated to segregate any assets held under the Plan.


     6.2  PAYROLL DEDUCTIONS; DIVIDENDS.

     (a) Payroll Deductions. By submitting a Request Form at any time during or before an Offering Period in accordance with rules adopted by the Committee, an Eligible Employee may authorize a payroll deduction to purchase Common Stock under the Plan for the Offering Period. The payroll deduction shall be effective on the first pay period during the Offering Period commencing at least 30 days after receipt of the Request Form by the Administrator. The payroll deduction shall be in any whole percentage up to a maximum of ten percent (10%) of such Employee's Compensation payable each pay period, and at any other time an element of Compensation is payable. A Participant's payroll deduction shall not be less than one percent (1%) of such Employee's Compensation payable each payroll period.

     (b) Dividends. Cash dividends paid on Common Stock which is credited to a Participant's Stock Account as of the dividend payment date shall be credited to the Participant's Stock Account and paid to the Participant as soon as practicable.

     6.3 DEDUCTION CHANGES AND DISCONTINUANCE. A Participant may increase, decrease, or completely discontinue, his or her payroll deductions for and Offering Period by filing a new Request Form with the Administrator. This increase, decrease or discontinuance shall be effective on the first pay period commencing at least 30 days after receipt of the Request Form by the Administrator. A Participant who discontinues his or her payroll deductions for and Offering Period may not resume participation in the Plan until the following Offering Period.

     Any amount held in the Participant's Contribution Account for an Offering Period after the effective date of the discontinuance of his or her payroll deductions will either be refunded or used to purchase Common Stock in accordance with Section 7.1.

     6.4 LEAVE OF ABSENCE; TRANSFER TO INELIGIBLE STATUS. If a Participant either begins a leave of absence, is transferred to employment with a Subsidiary not participating in the Plan, or remains employed with an Employer but is no longer eligible to participate in the Plan, the Participant shall cease to be eligible for payroll deductions to his or her Contribution Account pursuant to
Section 6.2. The cash standing to the credit of the Participant's Contribution Account shall become subject to the provisions of Section 7.1.

     If the Participant returns from the leave of absence before being deemed to have ceased employment with the Employer under Section 3.2, or again becomes eligible to participate in the Plan, the Request Form, if any, in effect immediately before the leave of absence or disqualifying change in employment status shall be deemed void and the Participant must again complete a new Request Form to resume participation in the Plan.

     6.5 AUTOMATIC EXERCISE. Unless the cash credited to a Participant's Contribution Account is withdrawn or distributed as provided in Article VII, his or her Option shall be deemed to have been exercised automatically on each Purchase Date, for the purchase of the number of full shares of Common Stock which the cash credited to his or her Contribution Account at that time will purchase at the Purchase Price. The cash balance, if any, remaining in the Participant's Contribution Account at the end of an Offering Period shall be refunded to the Participant, without interest. The amount of cash that may be used to purchase shares of Common Stock may not exceed the Compensation restrictions set forth in Section 6.2.

     If the cash credited to a Participant's Contribution Account on the Purchase Date exceeds the applicable Compensation restrictions of Section 6.2 or exceeds the amount necessary to purchase the maximum number of shares of Common Stock available during the Offering Period, such excess cash shall be refunded to the Participant. The excess cash may not be used to purchase shares of Common Stock nor retained in the Participant's Contribution Account for a future Offering Period.

     Each Participant shall receive a statement on an annual basis indicating the number of shares credited to his or her Stock Account under the Plan.

     6.6 LISTING, REGISTRATION, AND QUALIFICATION OF SHARES. The granting of Options for, and the sale and delivery of, Common Stock under the Plan shall be subject to the effecting by the Corporation of any listing, registration, or qualification of the shares subject to that Option upon any securities exchange or under any federal or state law, or the obtaining of the consent or approval of any governmental regulatory body deemed necessary or desirable for the issuance or purchase of the shares covered.

                                  ARTICLE VII
                          WITHDRAWALS; DISTRIBUTIONS

     7.1 DISCONTINUANCE OF DEDUCTIONS; LEAVE OF ABSENCE; TRANSFER TO INELIGIBLE STATUS. In the event of a Participant's complete discontinuance of payroll deductions under Section 6.3 or a Participant's leave of absence or transfer to an ineligible status under Section 6.4, the cash balance then standing to the credit of the Participant's Contribution Account shall be--

     (a) returned to the Participant, in cash, without interest, as soon as practicable, upon the Participant's written request received by the Administrator at least 30 days before the next Purchase Date; or

     (b) held under the Plan and used to purchase Common Stock for the Participant under the automatic exercise provisions of Section 6.5.

     7.2 IN-SERVICE WITHDRAWALS. During such time, if any, as the Corporation participates in a Direct Registration System, shares of Common Stock acquired upon exercise of an Option shall be directly registered in the name of the Participant and the Participant may withdraw certificates in accordance with the applicable terms and conditions of such Direct Registration System. If the Corporation does not participate in a Direct Registration System, (i) a Participant may, while an Employee of the Corporation or any Subsidiary, withdraw certificates for some or all of the shares of Common Stock credited to his or her Stock Account at any time, upon 30 days' written notice to the Administrator, and (ii) each Participant shall be permitted only one withdrawal under this Section each calendar quarter. If a Participant requests a distribution of only a portion of the shares of Common Stock credited to his or her Stock Account, the Administrator will distribute the oldest securities held in the Participant's Stock Account first, using a first in-first out methodology.

     7.3  TERMINATION OF EMPLOYMENT FOR REASONS OTHER THAN DEATH.   If a
Participant terminates employment with the Corporation and the Subsidiaries for reasons other than death, the cash balance in the Participant's Contribution Account shall be returned to the Participant in cash, without interest, as soon as practicable. Certificates for the shares of Common Stock credited to his or her Stock Account shall be distributed to the Participant as soon as practicable, unless the Corporation then participates in a Direct Registration System, in which case, the Participant shall be entitled to evidence of ownership of such shares in such form as the terms and conditions of such Direct Registration System permit.

     7.4 DEATH. In the event a Participant dies, the cash balance in his or her Contribution Account shall be distributed to the Participant's beneficiary, in cash, without interest, as soon as practicable. Certificates for the shares of Common Stock credited to the Participant's Stock Account shall be distributed to the beneficiary as soon as practicable, unless the Corporation then participates in a Direct Registration System, in which case, the beneficiary shall be entitled to evidence of ownership of such shares in such form as the terms and conditions of such Direct Registration System permit.

     In the event of the Participant's death, the Participant's beneficiary shall be the person or entity identified on the Participant's beneficiary designation on such form as determined by the Administrator. This designation of beneficiary may be changed by the Participant in accordance with procedures established by the Administrator. If no beneficiary designation form is on file, the beneficiary shall be the beneficiary designated by the Participant's date record maintained by the Corporation.

     7.5 REGISTRATION. Whether represented in certificate form or by direct registration pursuant to a Direct Registration System, shares of Common Stock acquired upon exercise of an Option shall be directly registered in the name of the Participant or, if the Participant so indicates on the Request Form, (a) in the Participant's name jointly with a member of the Participant's family, with the right of survivorship, (b) in the name of a custodian for the Participant (in the event the Participant is under a legal disability to have stock issued in the Participant's name), or (c) in a manner giving effect to the status of such shares as community property. No other names may be included in the Common Stock registration. The Corporation shall pay all issue or transfer taxes with respect to the issuance or transfer of shares of such Common Stock, as well as all fees and expenses necessarily incurred by the Corporation in connection with such issuance or transfer.


                                  ARTICLE VIII
                           AMENDMENT AND TERMINATION

     8.1 AMENDMENT. The Committee shall have the right to amend or modify the Plan, in full or in part, at any time and from time to time; provided, however, that no amendment or modification shall-

     (a) affect any right or obligation with respect to any grant previously made, unless required by law, or

     (b) unless previously approved by the stockholders of the Corporation, where such approval is necessary to satisfy federal securities laws, the Code, or rules of any stock exchange on which the Corporation's Common Stock is listed-

          (1) in any manner materially affect the eligibility requirements set forth in Sections 3.1 and 3.3, or change the definition of Employer as set forth in Section 2.13,

          (2) increase the number of shares of Common Stock subject to any options issued to Participants (except as provided in Sections 4.2 and 4.3), or

          (3) materially increase the benefits to Participants under the Plan.


     8.2 TERMINATION. The Committee may terminate the Plan at any time in its sole and absolute discretion. The Plan shall be terminated by the Committee if at any time the number of shares of Common Stock authorized for purposes of the Plan is not sufficient to meet all purchase requirements, except as specified in
Section 4.1.

     Upon termination of the Plan, the Administrator shall give notice thereof to Participants and shall terminate all payroll deductions. Cash balances then credited to Participants' Contribution Accounts shall be distributed as soon as practicable, without interest.


                                  ARTICLE IX
                                 MISCELLANEOUS

     9.1 SHAREHOLDER APPROVAL. The Plan shall be approved and ratified by the stockholders of the Corporation, not later than 12 months after adoption of the Plan by the Board of Directors of the Corporation, pursuant to Treasury regulation Section 1.423-2(c). If for any reason such approval is not given by such date, the Plan shall be null and void, and all payroll deductions to the Plan shall cease. The cash balances and Common Stock credited to Participants' accounts shall be promptly distributed to them; and any Common Stock certificates issued and delivered to Participants prior to such date shall remain the property of the Participants.

     9.2 EMPLOYMENT RIGHTS. Neither the establishment of the Plan, nor the grant of any Options thereunder, nor the exercise thereof shall be deemed to give to any Employee the right to be retained in the employ of the Corporation or any Subsidiary or to interfere with the right of the

Corporation or any Subsidiary to discharge any Employee or otherwise modify the employment relationship at any time.

     9.3 TAX WITHHOLDING. The Administrator may make appropriate provisions for withholding of federal, state, and local income taxes, and any other taxes, from a Participant's Compensation to the extent the Administrator deems such withholding to be legally required.

     9.4 RIGHTS NOT TRANSFERABLE. Rights and Options granted under this Plan are not transferable by the Participant other than by will or by the laws of descent and distribution and are exercisable only by the Participant during his or her lifetime.

     9.5 NO REPURCHASE OF STOCK BY CORPORATION. The Corporation is under no obligation to repurchase from any Participant any shares of Common Stock acquired under the Plan.

     9.6 GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware except to the extent such laws are preempted by the laws of the United States.

     9.7 SHAREHOLDER APPROVAL; REGISTRATION. The Plan was adopted by the Board of Directors of the Corporation on February 19, 1998, to be effective as of July 1, 1998, provided that no Offering Period may begin until a Registration Statement under the Securities Act of 1933, as amended, covering the shares to be issued under the Plan, has become effective. The Plan is subject to approval by the stockholders of the Corporation within 12 months of approval by the Board of Directors.